UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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REVA Medical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 2, 2014

Dear Stockholders:

We cordially invite you to attend the REVA Medical, Inc. 2014 Annual General Meeting of Stockholders, also referred to as the “AGM” or the “Annual Meeting.” The meeting will be held Tuesday, 13 May 2014, at 10:30 a.m., Australian Eastern Standard Time (which is 5:30 p.m. Monday, May 12, 2014 U.S. Pacific Daylight Time), in the AGL Theatre in the Museum of Sydney, located at the corner of Phillip and Bridge Streets, Sydney, NSW 2000, Australia.

The matters to be acted upon are described in the accompanying Notice of 2014 Annual Meeting of Stockholders and Proxy Statement. Following the formal business of the meeting, management will provide an update on REVA’s operations; a copy of the management presentation will be posted on our website the day of the meeting.

All stockholders are invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, you are urged to vote or submit your proxy or CHESS Depositary Interest (or “CDI”) Voting Instruction Form as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Telephone and Internet voting are available. For specific instructions on voting, please refer to the instructions in the Notice of Annual Meeting of Stockholders or the proxy card or CDI Voting Instruction Form. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them to vote your shares.

We look forward to seeing you at our Annual Meeting.

Very Truly Yours,

/s/ Robert B. Stockman

Robert B. Stockman
Chairman of the Board
Chief Executive Officer

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
To Be Held 13 May 2014 (Australian Eastern Standard Time)

May 12, 2014 (U.S. Pacific Daylight Time)

The 2014 Annual General Meeting (the “AGM” or “Annual Meeting”) of Stockholders of REVA Medical, Inc. will be held on 13 May 2014, at 10:30 a.m., Australian Eastern Standard Time (which is 5:30 p.m. on May 12, 2014 U.S. Pacific Daylight Time) at the AGL Theatre in the Museum of Sydney, located at the corner of Phillip and Bridge Streets, Sydney, NSW 2000, Australia, for the following purposes:

1.              To elect the two Class I directors named in the Proxy Statement to hold office for a term of three years and until his successor is duly elected and qualified, or until his earlier resignation or removal;

2.              To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.              For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 10.14 and for all other purposes, to approve the grant of 15,000 options to purchase 15,000 shares of common stock to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement;

4.              For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 15,000 options to purchase 15,000 shares of common stock to Anne Keating on the terms and conditions set forth in the Proxy Statement;

5.              For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 15,000 options to purchase 15,000 shares of common stock to Gordon E. Nye on the terms and conditions set forth in the Proxy Statement;

6.              For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 15,000 options to purchase 15,000 shares of common stock to James J. Schiro on the terms and conditions set forth in the Proxy Statement;

7.              For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 15,000 options to purchase 15,000 shares of common stock to Robert Thomas on the terms and conditions set forth in the Proxy Statement;

8.              For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 165,000 options to purchase 165,000 shares of common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement;

9.              For the purposes of ASX Listing Rule 7.1A and for all other purposes, to approve the issuance of equity securities up to 10% of the issued capital of the company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set forth in the Proxy Statement;

10.       To approve, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2013, as set forth in the Proxy Statement;

11.       To approve the Amended and Restated 2010 Equity Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code;

12.       For the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the issuance and transfer of securities under the Amended and Restated 2010 Equity Incentive Plan on the terms and conditions set forth in the Proxy Statement, as an exception to ASX Listing Rule 7.1; and

13.       To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Our Board of Directors recommends that our stockholders vote “FOR” Proposals 1 through 12, except for Brian H. Dovey with respect to Proposal 3 only, Anne Keating with respect to Proposal 4 only, Gordon E. Nye with respect to Proposal 5 only, James J. Schiro with respect to Proposal 6 only, Robert Thomas with respect to Proposal 7 only, and Robert B. Stockman with respect to Proposal 8 only, all of who abstain from making a recommendation on those Proposals due to their personal interests in those Proposals.

You are entitled to vote only if you are a REVA Medical, Inc. stockholder as of 4:30 p.m. on 15 March 2014 Australia Eastern Daylight Time (which is 10:30 p.m. on March 14, 2014 U.S. Pacific Daylight Time), the Record Date for the Annual Meeting. This means that owners of common stock as of that date are entitled to vote at the Annual Meeting and any adjournments or postponements of the meeting. Record holders of CHESS Depositary Interests (or “CDIs”) as of the close of business on the Record Date, are entitled to receive notice of and to attend the meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or “CDN,” to vote the shares underlying their CDIs by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the meeting in accordance with the instructions received via the CDI Voting Instruction Form or online. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 5751 Copley Drive, San Diego, California 92111, U.S.A.

The Proxy Statement that accompanies and forms part of this notice of meeting provides information in relation to each of the matters to be considered. This notice of meeting and the Proxy Statement should be read in their entirety. If stockholders are in doubt as to how they should vote, they should seek advice from their legal counsel, accountant, solicitor, or other professional advisor prior to voting.

By order of the Board of Directors:

/s/ Katrina L. Thompson

Katrina L. Thompson
Chief Financial Officer and Secretary

IMPORTANT:  To ensure that your shares are represented at the meeting, please vote (or, for CDI holders, direct CDN to vote) your shares via the Internet, by telephone, or by marking, signing, dating, and returning a proxy card or CDI Voting Instruction Form to the address specified. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.investorvote.com.au and may not vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT 10:30 a.m. AUSTRALIAN EASTERN STANDARD TIME ON 13 May 2014 (which is 5:30 p.m. on May 12, 2014 U.S. Pacific Daylight Time):

This Proxy Statement and our 2013 Annual Report on Form 10-K are available at

www.envisionreports.com/RVA (for shareholders) and at

www.investorvote.com.au (for CDI holders).

PAGE

GENERAL INFORMATION	1

BOARD OF DIRECTORS INFORMATION	9

GOVERNANCE OF OUR COMPANY	16

AUDIT-RELATED MATTERS	19

EXECUTIVE COMPENSATION	21

PROPOSAL 1 — ELECTION OF DIRECTORS	36

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36

PROPOSALS 3 THROUGH 7 — APPROVAL OF THE GRANT OF STOCK OPTIONS TO NON-EXECUTIVE DIRECTORS OF THE COMPANY UNDER THE 2010 EQUITY INCENTIVE PLAN	37

PROPOSAL 8 — APPROVAL OF THE GRANT OF STOCK OPTIONS TO ROBERT B. STOCKMAN UNDER THE 2010 EQUITY INCENTIVE PLAN	39

PROPOSAL 9 — APPROVAL OF THE ISSUANCE OF SECURITIES OF UP TO 10% OF THE ISSUED CAPITAL OF THE COMPANY	41

PROPOSAL 10 — APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE COMPENSATION	46

PROPOSAL 11 — APPROVAL OF THE AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN FOR PURPOSES OF COMPLYING WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE	47

PROPOSAL 12 — APPROVAL OF THE ISSUANCE AND TRANSFER OF SECURITIES UNDER THE AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN	57

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	59

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	61

RELATED PARTY TRANSACTIONS	61

ADDITIONAL INFORMATION	62

OTHER BUSINESS	62

APPENDIX A — AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN

i

REVA MEDICAL, INC.
5751 Copley Drive

San Diego, California 92111, U.S.A.

PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF STOCKHOLDERS
13 May 2014 (AUSTRALIAN EASTERN STANDARD TIME)

MAY 12, 2014 (U.S. PACIFIC DAYLIGHT TIME)

This Proxy Statement, along with a proxy card and CDI Voting Instruction Form,

is being made available to our stockholders on or about April 2, 2014

GENERAL INFORMATION

Why am I receiving these materials?

We have made these proxy materials available to you in connection with the solicitation by the Board of Directors (the “Board”) of REVA Medical, Inc. (the “Company” or “REVA”) of proxies to be voted at the REVA Medical, Inc. 2014 Annual General Meeting of Stockholders (the “AGM” or “Annual Meeting”) to be held on 13 May 2014, at 10:30 a.m., Australian Eastern Standard Time (which is 5:30 p.m. on May 12, 2014 U.S. Pacific Daylight Time), at the AGL Theatre in the Museum of Sydney, and at any postponements or adjournments of the Annual Meeting. If you hold shares of our common stock as of 4:30 p.m. on 15 March 2014 Australian Eastern Daylight Time (which is 10:30 p.m. on March 14, 2014 U.S. Pacific Daylight Time), the Record Date for the Annual Meeting, you are invited to attend the Annual Meeting and vote on the proposals described below under the heading “On what proposals am I voting?” Those persons holding CHESS Depositary Interests (“CDIs”) are entitled to receive notice of and to attend the AGM and may instruct CHESS Depositary Nominees Pty Ltd. (“CDN”) to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au.

Why did I receive a notice of internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), we are permitted to furnish proxy materials, including this Proxy Statement and our 2013 Annual Report on Form 10-K (the “2013 Annual Report”), to stockholders by providing access to these documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless requested. Instead, the notice provides instructions on how to access and review the proxy materials on the internet. The notice also provides instructions on how to cast your vote via the internet. If you would like to receive a printed or email copy of our proxy materials, please follow the instructions for requesting the materials in the notice.

On what proposals am I voting?

There are 12 proposals scheduled to be voted on at the Annual Meeting:

•            Election of the two Class I directors named in this Proxy Statement to hold office for a term of three years and until his successor is duly elected and qualified, or until his earlier resignation or removal;

•            Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

•            Approval of the grant of 15,000 options to purchase 15,000 shares of common stock to Brian H. Dovey on the terms and conditions set forth in this Proxy Statement;

•            Approval of the grant of 15,000 options to purchase 15,000 shares of common stock to Anne Keating on the terms and conditions set forth in this Proxy Statement;

•            Approval of the grant of 15,000 options to purchase 15,000 shares of common stock to Gordon E. Nye on the terms and conditions set forth in this Proxy Statement;

•            Approval of the grant of 15,000 options to purchase 15,000 shares of common stock to James J. Schiro on the terms and conditions set forth in this Proxy Statement;

•            Approval of the grant of 15,000 options to purchase 15,000 shares of common stock to Robert Thomas on the terms and conditions set forth in this Proxy Statement;

•            Approval of the grant of 165,000 options to purchase 165,000 shares of common stock to Robert B. Stockman on the terms and conditions set forth in this Proxy Statement;

•            Approval of the issuance of equity securities up to 10% of the issued capital of the Company on the terms and conditions set forth in this Proxy Statement;

•            Approval, on an advisory basis, of the compensation of the named executive officers for the fiscal year ended December 31, 2013, as set forth in this Proxy Statement;

•            Approval of the Amended and Restated 2010 Equity Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code; and

•            Approval of the issuance and transfer of securities under the Amended and Restated 2010 Equity Incentive Plan on the terms and conditions set forth in this Proxy Statement.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

•            “FOR” the election of each of the Class I directors named in this Proxy Statement to hold office for a term of three years and until his successor is duly elected and qualified, or until his earlier resignation or removal.

•            “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

•            “FOR” the approval of the grant of 15,000 options to purchase 15,000 shares of common stock to Brian H. Dovey on the terms set forth in this Proxy Statement (except Brian H. Dovey who abstains from making a recommendation due to his personal interest in the proposal).

•            “FOR” the approval of the grant of 15,000 options to purchase 15,000 shares of common stock to Anne Keating on the terms set forth in this Proxy Statement (except Anne Keating who abstains from making a recommendation due to her personal interest in the proposal).

•            “FOR” the approval of the grant of 15,000 options to purchase 15,000 shares of common stock to Gordon E. Nye on the terms set forth in this Proxy Statement (except Gordon E. Nye who abstains from making a recommendation due to his personal interest in the proposal).

•            “FOR” the approval of the grant of 15,000 options to purchase 15,000 shares of common stock to James J. Schiro on the terms set forth in this Proxy Statement (except James J. Schiro who abstains from making a recommendation due to his personal interest in the proposal).

•            “FOR” the approval of the grant of 15,000 options to purchase 15,000 shares of common stock to Robert Thomas on the terms set forth in this Proxy Statement (except Robert Thomas who abstains from making a recommendation due to his personal interest in the proposal).

•            “FOR” the approval of the grant of 165,000 options to purchase 165,000 shares of common stock to Robert B. Stockman on the terms set forth in this Proxy Statement (except Robert B. Stockman who abstains from making a recommendation due to his personal interest in the proposal).

•            “FOR” the approval of the issuance of equity securities of up to 10% of the issued capital of the Company on the terms and conditions set forth in this Proxy Statement.

•            “FOR” the approval, on an advisory basis, of the compensation of the named executive officers for the fiscal year ended December 31, 2013, as set forth in this Proxy Statement.

•            “FOR” the approval of the Amended and Restated 2010 Equity Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code.

•            “FOR” the approval of the issuance and transfer of securities under the Amended and Restated 2010 Equity Incentive Plan on the terms and conditions set forth in this Proxy Statement.

Who is entitled to vote at the Annual Meeting?

If you were a holder of REVA common stock, either as a stockholder of record or as the beneficial owner of shares held in street name as of 4:30 p.m. on 15 March 2014 Australian Eastern Daylight Time (which was 10:30 p.m. on March 14, 2014 U.S. Pacific Daylight Time), the Record Date for the Annual Meeting, you may vote your shares at the Annual Meeting. As of the Record Date, there were 33,459,203 shares of our common stock outstanding (equivalent to 334,592,030 CDIs assuming all shares of common stock were converted into CDIs on the Record Date). Each stockholder has one vote for each share of common stock held as of the Record Date. Each CDI holder is entitled to direct CDN to vote one vote for every 10 CDIs held by such holder. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

What does it mean to be a “stockholder of record?”

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. As a stockholder of record, you have the right to grant your voting proxy directly to REVA or to vote in person at the Annual Meeting. You may vote by Internet, telephone, or mail, as described below under the heading “How do I vote my shares of REVA common stock?” Holders of CDIs are entitled to receive notice of and to attend the Annual Meeting and may direct CDN to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au.

What does it mean to beneficially own shares in “street name?”

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, custodian, or other similar organization. If this is the case, proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote (a “broker non-vote”).

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy by Internet or telephone, as described below under the heading “How do I vote my shares of REVA common stock?”

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of the issued and outstanding shares of common stock of REVA entitled to vote generally in the election of directors must be present in person or represented by proxy. Abstentions and shares represented by “broker non-votes” are counted for the purpose of determining the presence of a quorum. As of the Record Date, there were 33,459,203 shares of our common stock outstanding, and each share is entitled to one vote at the Annual Meeting.

What is the voting requirement to approve each of the proposals?

Proposal 1 — Election of Directors

Directors are elected by a plurality of the votes, which means that the director nominees receiving the highest number of “FOR” votes will be elected. Neither abstentions nor broker non-votes will count as a vote cast “FOR” or “AGAINST” a director nominee, and they will have no direct effect on the outcome of the election of directors.

Proposal 2 — Ratification of the Appointment of our Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposals 3 through 7 — Approval of the Grant of Stock Options to Non-Executive Directors of the Company

The proposals to approve the grant of 15,000 options to purchase 15,000 shares of common stock under the 2010 Equity Incentive Plan to each of Brian H. Dovey, Anne Keating, Gordon E. Nye, James J. Schiro, and Robert Thomas require the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and voting on such proposals. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposal 8 — Approval of the Grant of Stock Options to the Executive Director of the Company

The proposal to approve the grant of 165,000 options to purchase 165,000 shares of common stock under the 2010 Equity Incentive Plan, to Robert B. Stockman requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and voting on such proposals. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposal 9  — Approval of the Issuance of up to 10% of the Issued Capital of the Company

The proposal to approve the issuance of equity securities of up to 10 percent of the issued capital of the Company requires the affirmative vote of the holders of 75 percent of the shares present in person or represented by proxy at the Annual Meeting and voting on such proposals. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposal 10 — Approval, on an Advisory Basis, of Executive Compensation

The proposal to approve, on an advisory basis, the compensation awarded to the named executive officers for the fiscal year ended December 31, 2013 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposal 11 — Approval of the Amended and Restated 2010 Equity Incentive Plan for the purposes of complying with Section 162(m) of the Internal Revenue Code.

The proposal to approve the Amended and Restated 2010 Equity Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposal 12 — Approval of the Issuance and Transfer of Securities under the Company’s Amended and Restated

2010 Equity Incentive Plan.

The proposal to approve the issuance and transfer of securities under the Amended and Restated 2010 Equity Incentive Plan requires the affirmative of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Voting exclusion statement:

The Company will disregard any votes cast on Proposals 3 through 8 and on Proposal 12 by:

•            the directors of REVA Medical, Inc.; and

•            any associate of the directors of REVA Medical, Inc.

The Company will disregard any votes cast on Proposal 9 by:

•                  a person who may participate in the proposed issue of any securities under the additional 10% placement capacity that is the subject of this Proposal;

•                  a person who might obtain a benefit, except a benefit solely in the capacity of a holder of shares of our common stock, if Proposal 9 is passed; and

•                  any associates of those persons.

However, the Company need not disregard a vote cast on Proposals 3 through 9 or Proposal 12 if:

•            it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•            it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card to vote as the proxy decides.

As at the date of this Proxy Statement, the Company has no specific plans to issue placement securities under ASX Listing Rule 7.1A and therefore it is not known who may participate in a potential issuance of securities, if any, under ASX Listing Rule 7.1A. Accordingly, as at the date of this Proxy Statement, the Company is not aware of any person who would be excluded from voting on Proposal 9.

How do I vote my shares of REVA common stock?

If you are a stockholder of record, you can vote in the following ways:

•            By Internet:  by following the Internet voting instructions included in the Notice of Annual Meeting of Stockholders at any time up until 4:30 p.m. on 9 May 2014 Australian Eastern Standard Time (which is 11:30 p.m. on May 8, 2014 U.S. Pacific Daylight Time).

•            By Telephone:  by following the telephone voting instructions included in the Notice of Annual Meeting of Stockholders at any time up until 4:30 p.m. on 9 May 2014 Australian Eastern Standard Time (which is 11:30 p.m. on May 8, 2014 U.S. Pacific Daylight Time).

•            By Mail:  by marking, dating, and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope. The proxy card must be received prior to the Annual Meeting.

If your shares are held through a benefit or compensation plan or in street name, your plan trustee or your bank, broker, or other nominee should give you instructions for voting your shares. In these cases, you may vote by Internet, telephone, or mail by submitting a Voting Instruction Form.

If you satisfy the admission requirements to the Annual Meeting, as described below under the heading “How do I attend the Annual Meeting?” you may vote your shares in person at the meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone, or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting. Shares held through a benefit or compensation plan cannot be voted in person at the Annual Meeting.

How do I vote if I hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every ten (10) CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares of common stock at the Annual Meeting by voting online at www.investorvote.com.au, or by returning the CDI Voting Instruction Form to Computershare, the agent we designated for the collection and processing of voting instructions from our CDI holders, no later than 4:30 p.m. on 9 May 2014 Australian Eastern Standard Time (which is 11:30 p.m. on May 8, 2014 U.S. Pacific Daylight Time) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders have the following options in order to vote at the Annual Meeting:

•            informing REVA that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purposes of attending and voting at the meeting; or

•            converting their CDIs into a holding of shares of REVA’s common stock and voting these at the meeting (however, if thereafter the former CDI holder wishes to sell their investment on ASX, it would be necessary to convert shares of common stock back into CDIs). This must be done prior to the record date for the meeting.

As holders of CDIs will not appear on REVA’s share register as the legal holders of the shares of common stock, they will not be entitled to vote at our stockholder meetings unless one of the above steps is undertaken.

How do I attend the Annual Meeting?

Admission to the Annual Meeting is limited to REVA stockholders or holders of CDIs, one member of their respective immediate families, or their named representatives. We reserve the right to limit the number of immediate family members or representatives who may attend the meeting. Stockholders of record, holders of CDIs of record, immediate family member guests, and representatives will be required to present government-issued photo identification (e.g., driver’s license or passport) to gain admission to the Annual Meeting.

To register to attend the Annual Meeting, please contact REVA Investor Relations as follows:

•            by e-mail at IR@revamedical.com;

•            by phone at (858) 966-3045 in the U.S. or at +61 2 9229 2700 in Australia;

•            by fax to (858) 966-3089; or

•            by mail to Investor Relations at 5751 Copley Drive, San Diego, California 92111, U.S.A.

Please include the following information in your request:

•            your name and complete mailing address;

•            whether you require special assistance at the meeting;

•            if you will be naming a representative to attend the meeting on your behalf, the name, complete mailing address, and telephone number of that individual;

•            proof that you own shares of REVA’s common stock or hold CDIs as of the Record Date (such as a letter from your bank, broker, or other financial institution; a photocopy of a current brokerage, Computershare, or other account statement; or, a photocopy of a holding statement); and

•            the name of your immediate family member guest, if one will accompany you.

Please be advised that no cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual Meeting.

What does it mean if I receive more than one Notice of Annual Meeting of Stockholders?

It generally means you hold shares registered in multiple accounts. To ensure that all your shares are voted, please submit proxies or voting instructions for all of your shares.

May I change my vote or revoke my proxy?

Yes.

If you are a stockholder of record, you may change your vote or revoke your proxy by:

•      filing a written statement to that effect with our Corporate Secretary at or before the taking of the vote at the Annual Meeting;

•      voting again via the Internet or telephone at a later time before the closing of those voting facilities at 4:30 p.m. on 9 May 2014 Australian Eastern Standard Time (which is 11:30 p.m. on May 8, 2014 U.S. Pacific Daylight Time);

•      submitting a properly signed proxy card with a later date that is received at or prior to the Annual Meeting; or

•      attending the Annual Meeting, revoking your proxy, and voting in person.

The written statement or subsequent proxy should be delivered to REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A., Attention:  Corporate Secretary, or hand delivered to the Corporate Secretary, before the taking of the vote at the Annual Meeting. If you are a beneficial owner and hold shares through a broker, bank, or other nominee, you may submit new voting instructions by contacting your broker, bank, or other nominee. You may also change your vote or revoke your voting instructions in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank, or other nominee) giving you the right to vote the shares.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare, no later than 4:30 p.m. on 9 May 2014 Australian Eastern Standard Time (which is 11:30 p.m. on May 8, 2014 U.S. Pacific Daylight Time), a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

Could other matters be decided at the Annual Meeting?

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented for consideration at the Annual Meeting and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

Who will pay for the cost of soliciting proxies?

We will pay the cost of soliciting proxies, including the cost of preparing and mailing proxy materials. Proxies may be solicited on our behalf by directors, officers, or employees (for no additional compensation) in person or by telephone, electronic transmission, and facsimile transmission.

If we hire soliciting agents, we will pay them a reasonable fee for their services. We will not pay directors, officers, or other regular employees any additional compensation for their efforts to supplement our proxy solicitation. We anticipate that banks, brokerage houses, and other custodians, nominees, and fiduciaries may forward soliciting material to the beneficial owners of shares of common stock entitled to vote at the Annual Meeting and that we will reimburse those persons for their out-of-pocket expenses incurred in this connection.

BOARD OF DIRECTORS INFORMATION

Overview

Our Company was founded in California in June 1998 under the name MD3, Inc. In March 2002, we changed our name to REVA Medical, Inc. In October 2010, we reincorporated from the State of California to the State of Delaware and, as a result, the rights of our stockholders are now governed by the Delaware General Corporation Law. In December 2010, we completed an initial public offering (our “IPO”) of common stock. Our stock is traded in the form of CHESS Depositary Interests (or “CDIs”) and our CDIs commenced trading publicly on the Australian Securities Exchange (the “ASX”) on December 23, 2010 (Australian Eastern Daylight Time).

Nominees for Election as Directors

Our Board currently consists of six members and is divided into three classes, each comprised of two directors. The directors in each class serve three-year terms and in each case until their respective successors are duly elected and qualified. On January 20, 2014, the Board unanimously nominated Brian H. Dovey and Anne Keating, the two current Class I directors whose terms expire at the Annual Meeting, for re-election as directors.

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the two director nominees receiving the highest number of “FOR” votes will be elected as Class I directors. Both of the nominees have indicated their willingness to serve if elected, but if either should be unable or unwilling to stand for election, the shares represented by proxies may be voted for a substitute as REVA may designate, unless a contrary instruction is indicated in the proxy.

The following table sets forth information as of March 15, 2014 regarding members of our Board, including the director nominees for election at the Annual Meeting. The information includes each member’s business experience and service on other boards of directors, in addition to the qualifications, attributes and skills that led our Board to the conclusion that each member should serve as a director. While our Diversity Policy doesn’t contain specific guidelines in considering whether to recommend any director nominee, including any candidate recommended by stockholders, we believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge, and abilities that will allow our Board to fulfill its responsibilities. As set forth in our corporate governance guidelines, these criteria generally include, among other things, an individual’s business experience and skills (including skills in core areas such as operations, management, technology, accounting and finance, strategic planning, and international markets), as well as independence, judgment, knowledge of our business and industry, professional reputation, leadership, integrity, and the ability to represent the best interests of the Company’s stockholders. In addition, the nominating and corporate governance committee also considers a Board member’s ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with the Company’s interests. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Our Board will be responsible for selecting candidates for election as directors based on the recommendation of the nominating and corporate governance committee.

We believe that our current Board includes individuals with strong backgrounds in executive leadership and management, accounting and finance, and Company and industry knowledge. In addition, each of our directors has a strong professional reputation and has shown a dedication to his or her profession and community. We also believe that our directors’ diversity of backgrounds and experiences results in different perspectives, ideas, and viewpoints, which make our Board more effective in carrying out its duties. We believe that our directors hold themselves to the highest standards of integrity and that they are committed to representing the long-term interests of our stockholders.

Nominees for Election as Class I Directors (Term Expires 2017)

BRIAN H. DOVEY Director (age 72)

Mr. Dovey has served as our director since June 2001. Mr. Dovey has been a Partner of Domain Associates, LLC, a private venture capital management firm focused on life sciences, since 1988. Since joining Domain, he has served on the board of directors of over 35 private and public companies and has been Chairman of five. Prior to joining Domain, Mr. Dovey spent six years at Rorer Group, Inc. (now part of Sanofi-Aventis), a pharmaceutical and medical device company listed on the NYSE, including as President from 1986 to 1988. Previously, Mr. Dovey was President of Survival Technology, Inc., a start-up medical products company. He also held management positions with Howmedica, Inc., Howmet Corporation, and New York Telephone Company. Mr. Dovey has served as both President and Chairman of the National Venture Capital Association. He is former Chair and currently serves on the Board of Trustees of the Wistar Institute, a non-profit preclinical biomedical research company. Mr. Dovey serves on the board of directors and is also Chairman at the Center for Venture Education (Kauffman Fellows Program). He was also a former board member of the industry association representing the medical device industry, as well as the association representing consumer pharmaceuticals. He recently accepted membership on the Venture Advisory Board of the Skolkovo Foundation. Mr. Dovey currently sits on the board of Orexigen Therapeutics, Inc., a biopharmaceutical company focused on the development of pharmaceutical product candidates for the treatment of obesity. Mr. Dovey has also served as board member for the following publicly traded companies: Align Technology, Inc., Cardiac Science, Inc., and Neose Technologies, Inc. Mr. Dovey received his B.A. from Colgate University and his M.B.A. from the Harvard Business School.

Qualifications: We believe Mr. Dovey is qualified to sit on our Board due to his strong financial expertise, his experience in corporate governance and risk management, his service as a director on over 35 private and public companies, his broad executive experience with medical device companies, and his extensive experience at a health care venture capital firm.

Nominees for Election as Class I Directors (Term Expires 2017)

ANNE KEATING Director (age 60)

Ms. Keating has served as our director since October 2010. Ms. Keating is currently a director of a number of ASX-listed companies in a range of different industries, including GI Dynamics, Inc., a U.S.-based medical device company, Ardent Leisure Limited, a general management service provider, and Goodman Group Limited (formerly Macquarie Goodman), a property development and management company. She is a member of the Advisory Council of CIMB Australia. Ms. Keating is also a Director for the Garvan Institute of Medical Research and an Inaugural Governor for the Cerebral Palsy Foundation. From 1993 to 2001, Ms. Keating held the position of General Manager, Australia for United Airlines, and from 1994 to 1998, she was a Governor for the American Chamber of Commerce. She was also a Delegate to the Australian/American Leadership Dialogue for 14 years. Ms. Keating previously served on the board of ClearviewWealth Ltd., a fully diversified life insurance and wealth management company listed on the ASX, from December 2010 until December 2012, was an inaugural board member of the Victor Chang Cardiac Research Institute for ten years and also previously served on the board of NRMA/Insurance/IAG Ltd. for nine years. She has also held former directorships with Spencer Street Station Redevelopment Holdings Limited, Easy FM China Pty Ltd, Radio 2CH Pty Ltd, and Workcover Authority of New South Wales.

Qualifications: We believe Ms. Keating is qualified to sit on our Board due to her extensive business, management, and governance experience, including her positions on a number of boards of ASX-listed companies. Ms. Keating also brings Australian medical research and cardiac experience from her years of service with the Garvan Institute of Medical Research and the Victor Chang Cardiac Research Institute.

Class II Directors Continuing in Office (Term Expires 2015)
GORDON E. NYE Director (age 59)

Mr. Nye has served as our director since 1999. He is a Managing Director of Group Outcome LLC, a U.S.-based merchant banking firm which deploys its capital and that of its financial partners in private equity and venture capital investments in medical technology companies. He served as Chief Executive Officer of Zeltiq Aesthetics, Inc., a medical device company, from September 2009 to April 2012. From August 2003 to July 2009, Mr. Nye served as general partner of Prism Venture Partners, a venture capital firm, where he was a member of the life sciences investment team. Prior to that time, he served as our Chief Executive Officer from 2001 to 2003 and President and Chief Executive Officer of two former Johnson & Johnson divisions (“A” Company Orthodontics, Inc. and Critikon Company, LLC) after they were acquired in management buyouts. He has also held a variety of marketing, sales, and general management roles for L.A. Gear, Inc., Olin Ski Company, Inc., Reebok, Ltd., and The Gillette Company. Mr. Nye received his MBA from the Amos Tuck School of Business at Dartmouth College where he also received his undergraduate degree.

Qualifications:  We believe Mr. Nye’s qualifications to sit on our Board include his knowledge of the medical device business, his broad operating experience as a senior executive of Zeltiq Aesthetics, Inc. and two former Johnson & Johnson divisions, his extensive consumer marketing background, and his other board service.

ROBERT THOMAS Director (age 68)

Class II Directors Continuing in Office

(Term Expires 2015)

Mr. Thomas has served as our director since July 2010. He has also been a director and non-executive Chairman of the Board of HeartWare Limited/HeartWare International, Inc., a U.S. medical device company listed on ASX and NASDAQ, since November 2004. He is currently a director of a number of Australian public companies, including Virgin Australia Limited, Biotron Limited, TAL Limited and Starpharma. Between October 2004 and September 2008, Mr. Thomas was a consultant to Citigroup Corporate and Investment Bank. Between March 2003 and September 2004, he was Chairman of Global Corporate and Investment Bank, Citigroup Global Markets, Australia and New Zealand. Prior to that time, Mr. Thomas was Chief Executive Officer of Citigroup’s Corporate and Investment Bank (formerly known as Salomon Smith Barney), Australia and New Zealand from October 1999 until February 2003. Mr. Thomas is Chairman of Aus Bio Limited, a director of O’Connell Street Associates and Grahger Capital Securities, and President of the State Library Council of New South Wales in Australia. He also is a member of the advisory board of Inteq Limited. Mr. Thomas holds a Bachelor of Economics from Monash University, Australia. He is a member of the Stockbrokers Association of Australia and is a Master Stockbroker. Mr. Thomas is also a Fellow of the Financial Services Institute of Australia and the Australian Institute of Company Directors.

Qualifications:  We believe Mr. Thomas is qualified to sit on our Board due to his extensive investment banking experience, including his leadership of finance and strategic transactions, his involvement with medical device companies, and his experience in governance and risk management across a wide range of industries. Mr. Thomas also brings capital market and economics expertise to the Board from his years of service as a securities analyst and experience as a director of ASX-listed companies.

Class III Directors Continuing in Office (Term Expires 2016)
ROBERT B. STOCKMAN Chairman of the Board (age 60) Chief Executive Officer REVA Medical, Inc.

Mr. Stockman, our co-founder, has served as our Chairman of the Board and director since 1999 and our Chief Executive Officer since August 2010. He has also served as a director of HeartWare Limited/HeartWare International, Inc., a medical device company listed on ASX and NASDAQ, since December 2006. Mr. Stockman also serves as a Board member for MuseAmi, Inc., a privately held advanced music software company that Mr. Stockman co-founded. He previously served on the board of Zeltiq Aesthetics, Inc., a medical technology company listed on NASDAQ, from July 2010 until April 2012. Since 1999, Mr. Stockman has been the President and Chief Executive Officer of Group Outcome LLC, a U.S.-based merchant banking firm that deploys its capital and that of its financial partners in private equity and venture capital investments in medical technology companies. Mr. Stockman also co-founded Centrimed, Inc., an internet-based software company, that was acquired by the Global Healthcare Exchange, LLC, and led the buyouts of Ioptex, an intraocular lens manufacturer, and two Johnson & Johnson divestitures, “A” Company Orthodontics, Inc. and Critikon Company, LLC, each of which was subsequently acquired. Prior to establishing Group Outcome LLC, Mr. Stockman spent 18 years with Johnston Associates, Inc. and Narragansett Capital Corporation, where he focused on venture capital investments and merger advisory work in health care. Mr. Stockman holds a Bachelor’s Degree from Harvard College and a Master in Business Administration from The Amos Tuck School of Business at Dartmouth College, where he is on the Board of Overseers.

Qualifications:  We believe Mr. Stockman is qualified to sit on our Board due to his extensive experience as an entrepreneur driving the growth of five medical products companies, his experience as an executive of several medical device companies, and his experience as an executive in the investment banking industry, particularly in private equity and venture capital investments in medical technology. Mr. Stockman’s qualifications also include his strong financial background, including his work early in his career at Price Waterhouse, a provider of tax, audit, and advisory services, and his ability to provide financial expertise to the Board, including an understanding of financial statements, corporate finance, accounting, and capital markets.

JAMES J. SCHIRO Director (age 68)

Mr. Schiro has served as our director since November 2010. Mr. Schiro was Chief Executive Officer of Zurich Financial Services from May 2002 to December 2009, after serving as Chief Operating Officer — Group Finance from March 2002. He joined Price Waterhouse in 1967, where he held various management positions. In 1995, he was elected Chairman and Chief Executive Officer of Price Waterhouse, and in 1998 became Chief Executive Officer of PricewaterhouseCoopers LLP, after the merger of Price Waterhouse and Coopers & Lybrand, where he served until 2002. Mr. Schiro is also the Lead Director of Goldman Sachs, Vice Chairman of the Supervisory Board of Royal Philips Electronics, Senior Advisor of CVC Capital Partners, and a Director of PepsiCo, Inc. Mr. Schiro is involved in numerous non-profit organizations, including the Institute for Advanced Studies, American Friends of the Lucerne Festival, and St. Michael’s Special School..

Qualifications:  We believe Mr. Schiro is qualified to sit on our Board due to his extensive executive experience, strong financial background, experience in governance and risk management, and his service on other public company boards and not-for-profit organizations.

Committees of the Board of Directors/Corporate Governance

Directors are expected to attend meetings of the Board and any Board committees on which they serve. The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities:  audit, compensation, and nominating and corporate governance. Each of these committees has the responsibilities described in the committee charters, which are available on our website at www.revamedical.com. Our Board may also establish other committees from time to time to assist in the discharge of its responsibilities.

Membership of the committees of our Board is as follows:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Mr. Stockman (Chairman)	—	—	—
Mr. Dovey(1)	X	X	—
Ms. Keating(2)	—	—	Chair
Mr. Nye(2)	—	Chair	X
Mr. Schiro(2)	X	—	X
Mr. Thomas(2)	Chair	X	—

(1)   Independent Director under the rules of NASDAQ and the SEC, but not considered independent under the ASX.

(2)   Independent Director under the rules of NASDAQ, ASX, and the SEC.

During the year ended December 31, 2013, all directors attended 75 percent or more of the meetings of the Board of Directors and committees thereof on which he or she served with the exception of Mr. Dovey who attended two of the three compensation committee meetings and Mr. Schiro who attended one of the two nominating and corporate governance committee meetings. Following is a summary of Board and Committee meeting attendance:

Director	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Number of Meetings Held	5	4	3	2
Meeting Attendance:
Mr. Stockman	5	2*	2*	2*
Mr. Dovey	5	4	2	—
Ms. Keating	5	—	1*	2
Mr. Nye	5	—	3	2
Mr. Schiro	5	4	1*	1
Mr. Thomas	5	3	3	—

* Indicates attendance at a meeting of a Committee on which the Director was not a member.

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting, including auditing of our financial statements. Among other things, our audit committee:

•      determines the engagement of, and approves fees paid to, our independent registered public accounting firm;

•      monitors the qualifications, independence activities, and performance of our independent registered public accounting firm;

•      approves the retention of our independent registered public accounting firm to perform any proposed and permissible non-audit services;

•      reviews our financial statements and critical accounting estimates; and

•      discusses the annual audit results with management and the independent registered public accounting firm.

Our audit committee reviews the effectiveness of internal controls and the adequacy of our disclosure controls and procedures. In addition, our audit committee is responsible for the performance of our internal audit function, as well as preparing any reports required under SEC rules. The audit committee will also provide advice to the Board and report on the status of business risks pursuant to our risk management policy.

We have adopted an audit committee charter, a copy of which is available in the “Investors — Corporate Governance” section of our website at www.revamedical.com.

Compensation Committee

Our compensation committee establishes, amends, reviews, and approves the compensation and benefit plans with respect to senior management and employees, including determining individual elements of total compensation of the Chief Executive Officer and other executive officers, and reviews our performance and the performance of our executive officers with respect to these elements of compensation. In carrying out its responsibilities, the compensation committee will review all components of compensation for consistency with our compensation philosophy and with the interests of stockholders. Our compensation committee will review compensation practices and trends, identify performance goals of our Company and our executive officers, and set compensation in light of these objectives. Our compensation committee also determines annual retainer, meeting fees, equity awards, and other compensation for members of the Board and administers the issuance of stock options and other awards under our equity incentive plans.

Our compensation committee reviews and evaluates potential risks related to our compensation policies and practices for employees and has determined that we have no compensation risks that are reasonably likely to have a material adverse effect on the Company. We structure our compensation to address Company-wide risk. We believe the combination of base salary, bonus potential, and stock-based incentive awards with four-year vesting periods is balanced and serves to motivate our employees to accomplish our business plan without creating risks that are reasonably likely to have a material adverse effect on our Company.

We have adopted a compensation committee charter, a copy of which is available in the “Investors — Corporate Governance” section of our website at www.revamedical.com.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee recommends the director nominees for each annual general meeting and ensures that the committees of the Board have the benefit of qualified and experienced independent directors. The committee’s primary responsibilities are to:

•            review the size and composition of our Board;

•            select, or recommend to our Board, nominees for each election of directors;

•            develop and recommend to our Board criteria for selecting qualified director candidates;

•    consider committee member qualifications, appointment, and removal;

•            recommend corporate governance principles, codes of conduct, and applicable compliance mechanisms; and

•            provide oversight in the evaluation of our Board and each committee.

We have adopted a nominating and corporate governance committee charter, a copy of which is available in the “Investors — Corporate Governance” section of our website at www.revamedical.com.

GOVERNANCE OF OUR COMPANY

Corporate Governance Guidelines

Our corporate governance guidelines are designed to ensure effective corporate governance of the Company. Our corporate governance guidelines cover topics including, but not limited to, director qualification criteria, director compensation, director orientation and continuing education, communications from stockholders to the Board, succession planning, and the annual evaluations of the Board and its committees. Our corporate governance guidelines will be reviewed regularly by the nominating and corporate governance committee and revised when appropriate. The full text of our corporate governance guidelines can be found in the “Investors — Corporate Governance” section of our website accessible to the public at www.revamedical.com. A printed copy may also be obtained by any stockholder upon request.

Code of Business Conduct and Ethics

Our Board adopted a code of business conduct and ethics to ensure that our business is conducted in a consistently legal and ethical manner. The code of business conduct and ethics establishes policies pertaining to, among other things, employee conduct in the workplace, securities trading, confidentiality, conflicts of interest, reporting violations, and compliance procedures. All of our employees, including our executive officers, as well as members of our Board, are required to comply with our code of business conduct and ethics. The full text of the code of business conduct and ethics can be found in the “Investors — Corporate Governance” section of our website accessible to the public at www.revamedical.com. A printed copy may also be obtained by any stockholder upon request. Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by our Board after receiving a recommendation from our audit committee. We will disclose future amendments or waivers to our code of business conduct and ethics on our website, www.revamedical.com, within four business days following the date of the amendment or waiver.

Stockholder Recommendations for Director Nominees

In nominating candidates for election as director, the nominating and corporate governance committee will consider a reasonable number of candidates for director recommended by a single stockholder who has held over 0.1 percent of REVA’s shares of common stock for over one year and who satisfies the notice, information, and consent provisions set forth in our amended and restated bylaws and corporate governance guidelines. Stockholders who wish to recommend a candidate may do so by writing to the nominating and corporate governance committee in care of the Corporate Secretary, REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A. The nominating and corporate governance committee will use the same evaluation process for director nominees recommended by stockholders as it uses for other director nominees.

Communicating with the Board

Our nominating and corporate governance committee establishes procedures by which stockholders and other interested parties may communicate with the Board, any committee of the Board, any individual director, or the independent or non-employee directors as a group. Such parties can send communications by mail to the Board in care of the Corporate Secretary, REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A. In addition, parties can contact the Board by emailing the Corporate Secretary at boardmember@revamedical.com. The name or title of any specific recipient or group should be noted in the communication. Communications from stockholders are distributed by the Corporate Secretary to the Board or to the committee or director(s) to whom the communication is addressed, however the Corporate Secretary will not distribute items that are unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings, business solicitations and advertisements, and communications that advocate the Company’s engaging in illegal activities or that, under community standards, contain offensive, scurrilous, or abusive content.

Identification and Evaluation of Nominees for Directors

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating nominees for director. The committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the committee through stockholders, management, current members of the Board, or search firms. The evaluation of these candidates may be based solely upon information provided to the nominating and corporate governance committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the nominating and corporate governance committee deems appropriate, including the use of third parties to review candidates.

Director Attendance at Annual Meetings of Stockholders

We encourage all of the directors to attend each annual meeting of stockholders. All of our directors attended the 2013 AGM that was held in Sydney, Australia; three directors attended in person and three directors attended by teleconference. We currently anticipate a majority of our directors to be present at the 2014 Annual Meeting.

Director Independence

In accordance with our corporate governance guidelines, the majority of our Board members are independent directors. Our Board considers that a director is independent when the director is not an officer or employee of the Company or its subsidiaries, does not have any relationship which would, or could reasonably appear to, materially interfere with independent judgment, and otherwise meets the independence requirements under the rules of NASDAQ, ASX, and the SEC. Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board has determined that:

•            Robert B. Stockman is not considered to be an independent director under the rules of NASDAQ, ASX, or the SEC;

•            Anne Keating, Gordon E. Nye, James J. Schiro, and Robert Thomas are considered to be independent directors under the rules of NASDAQ, ASX, and the SEC; and

•            Brian H. Dovey is considered to be an independent director under the rules of NASDAQ and the SEC, but is not considered to be independent under ASX standards.

There are no family relationships among our directors and officers, nor are there any arrangements or understandings between any of our directors or officers or any other person pursuant to which any director or officer was, or is, to be selected as a director or officer.

Board Leadership Structure

The position of Chairman of the Board and Chief Executive Officer of the Company has been combined since the appointment of Robert B. Stockman as Chief Executive Officer in August 2010. The Board believes that, although the combined role does not comply with ASX Corporate Governance Principles and Recommendations, it is currently in the best interest of our Company and the Company’s Stockholders. The ASX Corporate Governance Principles and Recommendations provide guidance on corporate governance practices but are not binding rules or regulations. Mr. Stockman possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and we believe he is the person best positioned to develop agendas that ensure the Board’s time and attention is focused on the most critical matters. Further, our Board believes that his combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders, employees, customers, and suppliers. Each of the directors other than Mr. Stockman is independent under the rules of NASDAQ and the SEC, and the Board believes that the independent directors provide effective oversight of management. Although the Board currently believes that the combination of the Chairman and Chief Executive Officer roles is appropriate in the current circumstances, our amended and restated bylaws and corporate governance principles provide the flexibility to combine or separate the positions and the Board may determine to separate the roles in the future.

The Board’s Role in Risk Oversight

Our Board’s role in risk oversight includes receiving reports from members of management on a regular basis regarding material risks faced by the Company and applicable mitigation strategies and activities, at least on a quarterly basis. The reports cover the critical areas of development, regulatory and quality affairs, intellectual property, clinical development, operations, sales and marketing, and legal and financial affairs. Our Board and its committees consider these reports, discuss matters with management, and identify and evaluate any potential strategic or operational risks and appropriate activities to address those risks.

We have adopted a risk management policy which sets out how we identify, assess, and manage risk in business operations, a copy of which is available in the “Investors — Corporate Governance” section of our website at www.revamedical.com.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee has at any time been our employee with the exception of Gordon E. Nye who served as our Chief Executive Officer from 2001 to 2003. Except as set forth herein, none of our executive officers serves, or has served during the last fiscal year, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or our compensation committee.

AUDIT-RELATED MATTERS

Report of the Audit Committee

The audit committee of our board currently has three members, all of whom have been determined by our board to be independent under NASDAQ and SEC rules. Mr. Schiro is considered to be an “audit committee financial expert” under applicable SEC rules.

In performing its functions, the audit committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management, the internal audit function as currently performed by an independent third party, and Ernst & Young LLP, the Company’s independent registered public accounting firm (the “independent auditor”), which, in its reports, express opinions on the conformity of the Company’s annual financial statements with U.S. generally accepted accounting principles. The audit committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. Each year, the audit committee evaluates the qualifications, performance and independence of the Company’s independent auditor and determines whether to re-engage the current independent auditor. In doing so, the audit committee considers the quality and efficiency of the services provided by the auditors, the auditors’ capabilities and the auditors’ technical expertise and knowledge of the Company’s operations and industry.

Management is responsible for the financial reporting process, the system of internal controls, including internal control over financial reporting, risk management, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

The audit committee held four meetings during the fiscal year ended December 31, 2013. At each meeting, the audit committee met with the independent auditor, with and without management present, to discuss the overall scope and plans of the Company’s audit, the results of its audit and quarterly reviews of the Company’s financial statements, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements, its review of the Company’s compliance with internal controls and overall quality of the Company’s financial reporting. The audit committee also discussed with the independent auditor the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), including PCAOB Auditing Standard No. 16, Communications With Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations.

The audit committee and/or the Board also received from the Company’s independent auditor the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding their communications with the audit committee concerning independence and has discussed with the independent auditor its independence from the Company. The audit committee also has considered whether the provision of non-audit services to the Company is compatible with the independence of the independent auditor.

The audit committee has reviewed and discussed the annual consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 with management and the independent auditor and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent auditor’s audit of internal control over financial reporting.

Based on the review of the consolidated financial statements and discussions with management and Ernst & Young LLP, the audit committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and were filed with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Robert Thomas (Chair)

Brian H. Dovey

James J. Schiro

Audit and Non-Audit Fees

The following table presents the fees for professional services earned by Ernst & Young LLP for services rendered to the Company for the fiscal years ended December 31, 2013 and 2012.

Type of Service	2013	2012

Audit Fees (1)	$290,000	$263,000

Tax Fees (2)	82,000	62,000

Total	$372,000	$325,000

 (1)      Audit Fees include services in connection with the integrated audit of our consolidated financial statements included in the Annual Reports on Form 10-K, reviews of Quarterly Reports on Form 10-Q, the audit of internal control over financial reporting and the issuance of consents related to our Form S-8 filings.

(2)         Tax Fees were for services related to tax compliance, including the preparation of tax returns; and tax planning and tax advice, including assistance with tax audits.

Policy Regarding Pre-Approval of Services Provided by the Independent Auditor

The audit committee has established an audit and non-audit services compliance policy (the “Policy”) requiring pre-approval of all audit and permissible non-audit services performed by the independent auditor to monitor the auditor’s independence from the Company. The Policy provides for the annual pre-approval of specific types of services pursuant to policies and procedures adopted by the audit committee, and gives detailed guidance to management as to the specific services that are eligible for such annual pre-approval.

The Policy requires the specific pre-approval of all other permitted services. For both types of pre-approval, the audit committee considers whether the provision of a non-audit service is consistent with the SEC’s rules on auditor independence. Additionally, the audit committee considers whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile, and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. Also, unless a service is a pre-approved service set forth in the Policy and within the established guidelines, it will require approval by the audit committee in order for it to be provided by the independent auditor. In its review, the audit committee will also consider the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services.

As provided under the Sarbanes-Oxley Act of 2002 and the SEC’s rules, the audit committee has delegated pre-approval authority to the chair of the audit committee to address certain requests for pre-approval of services, and the chair must report his or her pre-approval decisions to the audit committee at its next regular meeting. The Policy is designed to help ensure that there is no delegation by the audit committee of authority or responsibility for pre-approval decisions to management. The audit committee monitors compliance by requiring management to report to the audit committee on a regular basis regarding the pre-approved services rendered by the independent auditor. Management has also implemented internal procedures to promote compliance with the Policy.

The audit committee has selected Ernst & Young LLP to serve as our independent auditor for the fiscal year ending December 31, 2014, subject to ratification by our stockholders. Ernst & Young LLP has served as the independent auditor of the Company since 2006. Representatives of Ernst & Young LLP will be present at the Annual Meeting. The representatives will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

EXECUTIVE COMPENSATION

The following discussion and analysis of compensation arrangements is designed to provide stockholders with an understanding of our compensation philosophy and objectives as well as an overview of the analysis that we performed in setting executive compensation. It discusses the compensation committee’s determination of how and why, in addition to what, compensation actions were taken during 2013 for each person serving as our chief executive officer, our chief financial officer, and the three other most highly compensated executive officers (the “named executive officers”), who were as follows:

•            Robert B. Stockman, our Chief Executive Officer;

•            Katrina L. Thompson, our Chief Financial Officer and Secretary;

•            Jeffrey A. Anderson, our Senior Vice President, Clinical and Regulatory Affairs;

•            Donald K. Brandom, Ph.D., our Senior Vice President, Product Development; and

•            Robert K. Schultz, Ph.D., our President and Chief Operating Officer.

This discussion contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding our business objectives and anticipated achievement under existing and future compensation programs. Actual compensation programs that we may adopt in the future may differ materially from currently planned programs as summarized in this discussion.

Compensation Discussion and Analysis

Overview of Executive Compensation Program

In July 2010, we formed a compensation committee to oversee our executive compensation program and to determine executive compensation. Our compensation program is intended to align our named executive officers’ interests with those of our stockholders by rewarding performance for the achievement of goals as established by the compensation committee. Our compensation approach is tied to our stage of development and the current performance goals are set with the objectives of advancing our product development and testing in advance of commercialization and, thereby, increasing stockholder value.

In an effort to ensure our 2013 executive compensation practices are comparable to those of similar public medical device companies, the compensation committee engaged Radford, an Aon Hewitt Company (“Radford”), an independent compensation consultant, to provide compensation advisory services that included the following:

•            an assessment of our executive compensation philosophy and plan structures and objectives;

•            a review and update of our peer group of companies for compensation comparison purposes;

•            a review of considerations and market practices related to short-term cash incentive plans and a review of long-term equity and other incentive trends in the medical device industry;

•            the collection of competitive compensation levels for each of our executive positions;

•            an assessment of our executives’ base salaries, cash bonuses, and equity compensation levels;

•            a review of our equity compensation strategy, including the development of award guidelines; and

•            a review of broader equity trends, including burn rate, share overhang and share allocation.

The compensation committee reviews and approves all compensation decisions relating to our executives, including our named executive officers, and oversees and administers our executive compensation programs and initiatives. Our compensation program is designed to attract and retain talented employees, to motivate them to achieve our key financial, operational, and strategic goals, and to reward them for superior performance. As we continue to meet our product development milestones, add to our senior management team, and progress toward commercialization, we expect that the specific direction, emphasis, and components of our executive compensation program will continue to evolve. During 2013, the objectives of the compensation program included:

•            a program structure to attract and retain the most highly qualified executive officers;

•            appropriate guiding principles, including a comparative peer group and targeted market positioning for different compensation elements;

•            continued harmonization of salary, bonuses, equity awards, and other compensation benefits for long-serving executive officers hired under significantly different circumstances;

•            alignment of executive compensation, individually and as a team, to long-term interests of stockholders by rewarding performance for achievement of goals;

•            program flexibility to permit the accommodation of appropriate individual circumstances; and

•            clear, aligned, and easily measured performance goals.

We intend to evaluate our philosophy and compensation programs as circumstances require, and at a minimum, we will review executive compensation annually.

Compensation Process

Our compensation committee is responsible for establishing our compensation philosophy and setting the compensation levels for our executives, including base salaries, cash bonuses, and stock-based incentive awards. To assist the compensation committee in their executive compensation evaluations, our Chief Executive Officer prepares a report at the beginning of each fiscal year recommending base salaries, bonus targets, and stock-based incentive awards for each executive officer. In addition to this report, our compensation committee considers market compensation data presented by Radford. The compensation committee in its sole discretion may accept or adjust the compensation recommendations it is provided. No executive officer is allowed to be present at the time his or her compensation is being discussed or determined by the compensation committee.

Benchmarking

As part of Radford’s compensation advisory services to the compensation committee, Radford developed and recommended a “peer” group of companies comprised of 17 medical device or medical technology companies to be our peer group for purposes of benchmarking our compensation program in 2013. Each member of the peer group was selected based on an evaluation of the nature of its operations, number of employees, operating income or loss, outstanding securities, and market capitalization. Since we are a development stage company and have not yet generated revenue or operating income, the selection of peer companies focused on those with smaller amounts of annual revenues, operating or net income of less than $10 million, and a market capitalization similar to ours at the time of approximately $200 million.

The following companies comprised our peer group for 2013:

Alphatec Holdings	Exactech	Response Genetics
AngioDynamics	HeartWare International	Rochester Medical
Anika Therapeutics	iCad	Solta Medical
Conceptus	IRIS International	Synergetics USA
Endologix	Kensey Nash	Utah Medical Products
Escalon Medical Corp.	Misonix

At the compensation committee’s request, Radford conducted an executive compensation review to benchmark our executive compensation relative to the peer group with supplemental data from published market surveys. The compensation committee used this report to evaluate whether our executive compensation levels, including base salary and incentive awards, were within industry norms, and determined that our total cash compensation levels were close to the 50th percentile of our peer group for most executives as further described below, with total potential equity ownership of the named executives targeted above the 75th percentile to emphasize long-term stockholder alignment.

During the second half of 2013, the compensation committee analyzed updated market data with the assistance of Radford and made a determination to revise the Company’s peer group for 2014. Each member of the revised peer group was selected based on an evaluation of the nature and location of its operations, number of employees, revenues, operating income or loss, current cash and cash equivalents, outstanding securities, and market capitalization. The selection of the new peer companies focused on those companies with annual revenues of less than $100 million and a market capitalization of less than $500 million, which the compensation committee believes can serve as a better comparative for 2014. When examining the Company’s 2013 peer group against the revised criteria, several of the Company’s 2013 peer group companies fell outside some of the key selection factors. As a result, the compensation committee replaced these companies and those that were acquired with companies that met the new selection criteria.

The following companies comprise our peer group for 2014:

Alphatec Holdings	Cutera	Rochester Medical
Anika Therapeutics	Exactech	Solta Medical
Atricure	Hansen Medical	STAAR Surgical Company
Cardica	Harvard Bioscience	SurModics
Cardiovascular Systems	iCad	Synergetics
Cerus	Misonix	Utah Medical Products
Cryolife	Response Genetics	Vascular Solutions

Determination of Executive Compensation

In setting compensation for our executive officers, our compensation committee’s philosophy is to consider market levels of compensation, an executive’s contributions and responsibilities, and the goals and overall progress of the Company. Compensation for this purpose comprises total cash compensation, which includes base salary and annual cash bonus incentives, and long-term equity incentives. During 2013, with the assistance of Radford, the compensation committee reaffirmed our philosophy to target total cash compensation for most named executives at close to the 50th percentile of market, based on the peer group, with total potential equity ownership of the named executives targeted above the 75th percentile to emphasize long-term stockholder alignment.

In addition to market benchmarking, the compensation committee reviews the compensation recommendations of our Chief Executive Officer (other than with respect to determining his own compensation), considers the Company’s overall performance during the prior fiscal year, each executive’s individual contributions during the prior fiscal year, and the individual’s annual performance reviews based on achievement of annual goals. With respect to new hires, our compensation committee considers an executive’s background and historical compensation in lieu of prior year performance.

Components of Executive Compensation

Our current executive compensation program consists of the following components:

•            base salary;

•            performance-based cash awards;

•            equity-based incentives; and

•            other benefits.

We combine these elements in order to formulate compensation packages that provide competitive pay; reward achievement of financial, operational, and strategic objectives; and align the interests of our named executive officers with those of our stockholders.

Base Salary:  We have provided, and will continue to provide, our executive officers with a base salary to compensate them for services provided to us during the fiscal year. In setting base salaries for our executive officers, our compensation committee considered, and will continue to consider, the executive’s position, our success in achieving our prior year corporate goals, the individual’s contribution and performance during the prior fiscal year, relevant market data, and benchmark levels. The evaluations and recommendations proposed by our Chief Executive Officer are also considered. With respect to new hires, the compensation committee considers an executive’s background and historical compensation in lieu of prior year performance. Our compensation committee evaluates and sets the base salaries for our executives following annual performance evaluations, as well as upon a promotion or other change in responsibility. We expect our compensation committee to continue these policies going forward.

In setting the base salaries for our executives for 2013, our compensation committee did so based on the assessment of our compensation programs by Radford, with the philosophy to set total cash compensation close to the 50th percentile of market for most named executive officers, with most named executive officers positioned within five percent of the 50th percentile. Our executive officers have been paid the base salaries for the year ended December 31, 2013, and are currently being paid the annualized salaries for the year ending December 31, 2014, as set forth in the following table:

Name and Title	2013 Base Salary	2014 Base Salary (1)

Robert B. Stockman, Chief Executive Officer	$360,500	$371,300
Katrina L. Thompson, Chief Financial Officer and Secretary	267,800	275,800
Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs	257,500	275,000
Donald K. Brandom, Ph.D., SVP, Product Development	243,500	260,000
Robert K. Schultz, Ph.D., President and Chief Operating Officer	329,600	339,500

(1)   Annual increases were targeted at 3.0% with additional increases awarded to Messrs. Anderson and Brandom upon promotion.

Performance-Based Cash Bonus Awards:  To help align each executive officer’s efforts with the Company’s financial, operational, and strategic goals, we worked to develop a bonus program. For the year ended December 31, 2011, although we had the framework, we had not developed all aspects of a formal bonus plan. For 2011, we awarded discretionary bonuses to our named executive officers that ranged from approximately nine percent to 15 percent of annual base salary.

During 2012, with the assistance of Radford, we refined our approach to our bonus program and established a formal bonus award program which we again utilized in 2013. The program utilizes benchmarking as well as assessment of achievement to defined Company milestones and individual goals. Each executive’s target bonus was weighted to his or her expected contributions and achievement of Company and personal goals for the year.

We defined the Company’s 2013 performance milestones as follows, in consideration of our primary objective of testing and advancing our product toward commercialization:

•            completing enrollment of at least 100 patients in our ReZolve2 clinical study by September 30, 2013;

•            preparing the commercial readiness of our ReZolve2 scaffold to support our European CE Marking application, including scale-up of our manufacturing processes; and

•            managing our cash and financial resources within the financial budget and strategies approved by the Board.

Additionally, during 2013 the compensation committee set the target bonus potential for each named officer, primarily based on benchmarking to our peer group of medical device companies. We also defined individual achievement goals for each named executive officer for the year ended December 31, 2013 and weighted the achievement of these goals based on individual responsibilities and significance to the Company performance milestones. Following are the 2013 bonus targets (based on a percentage of 2013 base salary) and individual achievement goals set for our named executive officers:

	Target Bonus		Achievement Weighting
Name and Title	% of Salary	Potential Amount	Company Milestones	Individual Goals

Robert B. Stockman, Chief Executive Officer	60%	$216,300	70%	30	%(1)
Katrina L. Thompson, Chief Financial Officer and Secretary	45%	120,510	40%	60	%(2)
Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs	35%	90,125	40%	60	%(3)
Donald K. Brandom, Ph.D., SVP, Product Development	35%	85,225	50%	50	%(4)
Robert K. Schultz, Ph.D., President and Chief Operating Officer	50%	164,800	70%	30	%(5)

(1)   Individual achievement goals included positioning the Company for a subsequent financing, securing a new strategic or research and development partnership, and performing strategic commercialization efforts.

(2)   Individual achievement goals included execution of financial goals and alignment of regulatory filings to support Company milestones and financing needs, implementing a systematic recruitment and retention plan, conducting certain tax analysis, and completing a systematic cost savings project.

(3)   Individual achievement goals included obtaining clinical data and commencement of clinical studies within requisite timelines, developing and implementing clinical strategies to support European CE Marking, and completing a systematic cost savings project.

(4)   Individual achievement goals included developing and implementing a facility and personnel manufacturing plan to support European CE Marking and commercialization readiness, advancing development of the Company’s next generation technologies, executing a transition plan with respect to quality assurance, and completing a systematic cost savings project.

(5)   Individual achievement goals included securing new suppliers for key components, execution of operational goals to support Company milestones and financing needs, implementing a systematic recruitment and retention plan for operating personnel, and completing a systematic cost savings project.

Measurement of achievement of the Company milestones and individual achievement goals was made as of December 31, 2013. The compensation committee determined that 55 percent of the Company milestones had been achieved during 2013. In addition, each named executive was evaluated as to achievement of his or her individual 2013 goals, resulting in the following awards under the bonus program as of December 31, 2013:

Name and Title	2013 Bonus Potential	2013 Bonus Program Award	% of Potential

Robert B. Stockman, Chief Executive Officer	$216,300	138,400	64%
Katrina L. Thompson, Chief Financial Officer and Secretary	120,510	95,203	79%
Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs	90,125	73,903	82%
Donald K. Brandom, Ph.D., SVP, Product Development	85,225	66,050	78%
Robert K. Schultz, Ph.D., President and Chief Operating Officer	164,800	110,416	67%

To reward exceptional performance in certain circumstances, the compensation committee may determine from time to time that a supplemental bonus in excess of the target bonus is appropriate and justified, or that a bonus is appropriate for an executive officer who otherwise would not be entitled to receive one. However, individual incentive payments will not be an entitlement. In 2013, certain named executives spent a considerable amount of time on the Company’s next generation scaffold, and as a result of the Company’s progress, the compensation committee awarded the following discretionary bonuses to named executives in addition to the awards under the annual bonus program:

Name and Title	2013 Discretionary Bonus

Robert B. Stockman, Chief Executive Officer	—
Katrina L. Thompson, Chief Financial Officer and Secretary	$7,997
Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs	3,997
Donald K. Brandom, Ph.D., SVP, Product Development	11,050
Robert K. Schultz, Ph.D., President and Chief Operating Officer	11,984

Our compensation committee also approved the bonus plan for 2014 using the Company’s new peer group. The following sets forth the target bonus amounts for 2014:

Name and Title	2014 Bonus Target (% of Salary)	Amount at Target

Robert B. Stockman, Chief Executive Officer	60%	$222,780
Katrina L. Thompson, Chief Financial Officer and Secretary	45%	124,110
Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs	35%	96,250
Donald K. Brandom, Ph.D., SVP, Product Development	35%	91,000
Robert K. Schultz, Ph.D., President and Chief Operating Officer	50%	169,500

When combined with base salaries, the bonus award program provides for total cash compensation that is generally aligned at close to the 50th percentile of our peer group. The compensation committee believes this program puts more pay at risk through high cash incentive opportunities which is consistent with a pay-for-performance approach.

Equity-Based Incentive Awards:  In addition to base salary, we provide long-term stock-based incentive awards to our executive officers (in the case of executive directors, these awards are subject to stockholder approval). These stock-based incentive awards generally consist of options to purchase shares of our common stock, and in some cases, shares of restricted stock. We believe that equity awards help further our compensation objectives by encouraging our executives to remain with us through at least the vesting period for these awards and providing them with an incentive to continue to focus on our long-term financial performance and increasing stockholder value.

Historically, our executive officers have received grants of equity awards at the time of hire or promotion, and occasionally on an ad-hoc basis. The grants of equity awards are made in accordance with our 2010 Equity Incentive Plan. During the year ended December 31, 2013, we continued to complement our cash salary and bonus incentives with annual long-term equity awards based on their value at the date of grant that would provide our named executive officers with total potential equity ownership, on an aggregate basis, targeted above the 75th percentile to emphasize long-term stockholder alignment. Our equity incentive philosophy also calls for vesting over a relevant period (generally four years) combined with annual awards to help ensure long-term performance and to provide for reasonable executive retention. The compensation committee recommended equity awards based on each individual’s performance and the overall compensation philosophy of achieving target compensation. Our Board awarded the following equity incentives to each of our named executive officers during 2013:

•            Robert Stockman, Chief Executive Officer — following approval by our stockholders, options to purchase 150,000 shares of common stock and 47,500 shares of restricted common stock (all subject to vesting over a 4-year period). Mr. Stockman’s grants were made, in part, to offset below market cash compensation and the lack of equity grants made to him during 2011 and 2012.

•            Katrina L. Thompson, Chief Financial Officer and Secretary — options to purchase 25,000 shares of common stock and 20,000 shares of restricted common stock (all subject to vesting over a 4-year period).

•            Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs — options to purchase 35,000 shares of common stock (subject to vesting over a 4-year period).

•            Donald K. Brandom, Ph.D., SVP, Product Development — options to purchase 35,000 shares of common stock (subject to vesting over a 4-year period).

•            Robert K. Schultz, Ph.D., President and Chief Operating Officer — options to purchase 25,000 shares of common stock and 20,000 shares of restricted common stock (all subject to vesting over a 4-year period).

We plan to continue to grant equity incentive awards, including grants of stock options and/or restricted stock, to our executive officers in connection with their initial hire, following promotions, and on an annual basis. The guidelines for initial grants are based on the executive’s position and the guidelines for annual grants are designed to partially replace the number of equity awards initially granted to the executive at hiring that vest after one year. With respect to new hires, we also will consider the executive’s background and historical compensation when determining the number of options or shares of restricted stock to grant to the executive. The actual number of options or shares of stock for an executive may be higher or lower than these guidelines, based on their individual performance or extraordinary achievements.

Stock and Option Grant Practices:  All equity awards to our employees, consultants, and directors have been granted at no less than the fair market value on the date of the award or grant. The amount of realizable value related to such grants and awards is determined by our stock price following the dates of vesting and, therefore, will be determined by our financial performance in the time after award but prior to vesting. Whether the stock price moves up or down shortly after the award date is largely irrelevant for purposes of the equity awards.

The exercise price of any option grant and the value of any restricted stock award are determined by reference to the fair market value of the underlying shares, which our 2010 Equity Incentive Plan (the “2010 Plan”) defines as the closing price of our common stock. The closing price of our common stock is calculated in U.S. dollars based on the closing price of our CDIs traded on the ASX on the date of grant or award. However, because options have been, and will continue to be, granted at fair market value, such options only have cash value to the holder to the extent that the stock price of our common stock increases during the term of the option. Restricted stock awards generally have cash value equal to the current stock price following vesting.

Option grants under are 2010 Equity Incentive Plan generally vest over four years, with 25 percent of the option vesting on the one-year anniversary of the vesting commencement date and 2.0833 percent vesting each month thereafter. All vesting is subject to continued service to the Company. All of our stock options are exercisable at any time but, if exercised, are subject to a lapsing right of repurchase until fully vested. All options have a 10-year term. Restricted stock awarded in accordance with the 2010 Plan generally vests over four years, with 25 percent vesting on each annual anniversary date of the award, subject to continued service to the Company. Additional information regarding accelerated vesting prior to, upon, or following a change in control is discussed below under “Potential Payments upon Termination or Change in Control.”

Severance and Change of Control Benefits

We have entered into employment agreements that require specific payments and benefits to be provided to certain executive officers in the event their employment is terminated following a change of control or in the event their employment is terminated without cause or by the executive for good reason. See “Employment Agreements” below.

Other Benefits

In order to attract and retain qualified individuals and pay market levels of compensation, we have historically provided, and will continue to provide, our executives with the following benefits:

•            Health Insurance — We provide each of our executives and their spouses and children the same health, dental, and vision insurance coverage we make available to our other eligible employees.

•            Life and Disability Insurance — We provide each of our executives with the same life and disability insurance as we make available to our other eligible employees.

•            Pension Benefits — We do not provide pension arrangements or post-retirement health coverage for our executives or employees. Our executives and other eligible employees are eligible to participate in our 401(k) defined contribution plan. We currently make matching contributions to participants in the 401(k) plan in an amount equal to 25 percent of the employee’s deferral up to a maximum of four percent of an employee’s salary, to the statutory limits.

•            Nonqualified Deferred Compensation — We do not provide any nonqualified defined contribution or other deferred compensation plans to any of our employees.

•            Perquisites — We limit the perquisites that we make available to our executive officers. Our executives are entitled to relocation expenses on their initial hire and other benefits with de minimis value that are not otherwise available to all of our employees.

Employment Agreements

Robert B. Stockman

In August 2010, we entered into an employment offer letter with Mr. Stockman to serve as our Chief Executive Officer. Mr. Stockman’s offer letter provided for, among other things:  (i) an annual base salary, subject to annual review, (ii) eligibility to participate in the Company’s bonus plan, (iii) award of options to purchase shares of our common stock at an exercise price equal to the fair market value on the grant date, and (iv) reimbursement for commuting expenses of up to $6,000 per month for travel and up to $2,500 per month for hotel expenses for regular visits from his home in Princeton, New Jersey, to the Company’s offices in San Diego, California. In the event Mr. Stockman’s employment terminates, any options exercised prior to vesting will be subject to a repurchase right by us at the lesser of cost or fair market value. In addition, in the event Mr. Stockman’s employment is terminated without cause (as defined in the employment offer letter), we will pay Mr. Stockman severance equal to (i) six months of base salary and (ii) continuation in our medical and dental insurance plans for six months. The offer letter also provides that if Mr. Stockman resigns for good reason or his employment is terminated without cause within one year following a change of control transaction, Mr. Stockman will receive immediate vesting of all of his outstanding stock options.

Katrina L. Thompson

In October 2010, we entered into an employment offer letter with Ms. Thompson to serve as our Chief Financial Officer. Ms. Thompson’s offer letter provides for, among other things:  (i) an annual base salary, subject to annual review, (ii) eligibility to participate in the Company’s bonus plan, and (iii) award of options to purchase shares of our common stock at an exercise price equal to the fair market value on the grant date. In the event Ms. Thompson’s employment terminates, any options exercised prior to vesting will be subject to a repurchase right by us at the lesser of cost or fair market value. In addition, in the event Ms. Thompson’s employment is terminated without cause (as defined in the employment offer letter) or if she resigns for good reason (as defined in the employment offer letter), we will pay Ms. Thompson severance equal to (i) six months of base salary and (ii) continuation in our medical and dental insurance plans for six months.

Jeffrey A. Anderson

In February 2011, we entered into an employment offer letter with Mr. Anderson, to serve as our Vice President of Clinical and Regulatory Affairs. Mr. Anderson’s offer letter provides for, among other things:  (i) an annual base salary, subject to annual review, (ii) eligibility to participate in the Company’s bonus plan, and (iii) award of options to purchase shares of our common stock at an exercise price equal to the fair market value on the grant date. In the event Mr. Anderson’s employment terminates, any options exercised prior to vesting will be subject to a repurchase right by us at the lesser of cost or fair market value. In addition, in the event Mr. Anderson’s employment is terminated without cause (as defined in the employment offer letter) or if he resigns for good reason (as defined in the employment offer letter), we will pay Mr. Anderson severance equal to (i) three months of base salary and (ii) continuation in our medical and dental insurance plans for three months.

Robert K. Schultz, Ph.D.

In October 2010, we entered into an employment offer letter with Dr. Schultz to serve as our Chief Operating Officer. Dr. Schultz’s offer letter provides for, among other things:  (i) an annual base salary, subject to annual review, (ii) eligibility to participate in the Company’s bonus plan, and (iii) award of options to purchase shares of our common stock at an exercise price equal to the fair market value on the grant date. In the event Dr. Schultz’s employment terminates, any options exercised prior to vesting will be subject to a repurchase right by us at the lesser of cost or fair market value. In addition, in the event Dr. Schultz’s employment is terminated without cause (as defined in the employment offer letter) or if he resigns for good reason (as defined in the employment offer letter), we will pay Dr. Schultz severance equal to (i) six months of base salary and (ii) continuation in our medical and dental insurance plans for six months.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management and, based on such review and discussion, the compensation committee recommended to the Board that it be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors on March 15, 2014:

Gordon E. Nye (Chair)

Brian H. Dovey

Robert Thomas

2013 Summary Compensation Table

The following table presents the compensation provided during 2013 to our principal executive officer, our principal financial officer, and our three other most highly compensated persons serving as our executive officers as of December 31, 2013. We refer to these executive officers as our “named executive officers.”

Name & Principal Position	Year	Salary	Bonus	Stock Awards (2)	Option Awards (2)	Non-Equity Incentive Plan Comp	All Other Comp		Total Compensation

Robert B. Stockman	2013	$359,692	$—	$263,625	$469,500	$138,400	$16,995	(3)	$1,248,212
Chief Executive Officer	2012	343,077	—	—	—	$126,000	30,169	(3)	499,246
	2011	325,000	30,000	—	—	—	55,345	(3)	410,345

Katrina L. Thompson Chief Financial Officer and Corporate Secretary	2013 2012 2011	267,200 250,103 230,000	7,997 — 35,000	102,000 95,700 —	71,500 282,230 —	95,203 99,500 —	5,280 2,500 2,300	(4) (4) (4)	549,180 730,033 267,300

Jeffrey A. Anderson (1) SVP, Clinical and Regulatory Affairs	2013 2012 2011	256,923 248,224 201,923	3,997 — 25,000	— — —	100,100 208,750 417,500	73,903 70,000 —	5,280 5,212 3,384	(5) (5) (5)	440,203 532,186 647,807

Donald K. Brandom, Ph.D. SVP, Product Development	2013 2012 2011	242,923 235,769 223,077	11,050 — 30,000	— — —	100,100 275,550 626,300	66,050 62,000 —	1,873 — —	(6)	421,996 573,319 879,377

Robert K. Schultz, Ph.D. President and Chief Operating Officer	2013 2012 2011	328,861 310,897 290,000	11,984 — 40,000	102,000 95,700 —	71,500 282,230 —	110,416 96,000 —	5,280 5,230 3,815	(7) (7) (7)	630,041 790,057 333,815

(1)   Mr. Anderson was employed as our Vice President, Clinical and Regulatory Affairs in February 2011.

(2)   Amounts do not reflect compensation received by our named executive officers. Rather, the amounts represent the aggregate grant date fair value of restricted stock and option awards. Restricted stock value is determined by multiplying the ASX closing market price of our CDIs on the date of award, as converted to shares and U.S. dollars, by the number of shares awarded. The fair value of stock options is determined using the Black-Scholes option model. For the assumptions used in our valuations, see “Note 6 — Stock Based Compensation” of our notes to consolidated financial statements in the Form 10-K for the year ended December 31, 2013, as filed with the SEC.

(3)   Consists of 401(k) matching contributions of $906, $939, and $816 for 2013, 2012, and 2011, respectively; phone allowance of $2,730, $2,730, and $1,365 for 2013, 2012, and 2011, respectively; and commuting and living expense reimbursements of $13,359, $26,500, and $53,164 in 2013, 2012, and 2011, respectively. For additional information regarding the commuting and living expense reimbursement, see “Employment Agreements — Robert B. Stockman” above.

(4)   Consists of 401(k) matching contributions of $2,550, $2,500, and $2,300 for 2013, 2012, and 2011, respectively; and a phone allowance of $2,730 for 2013.

(5)   Consists of 401(k) matching contributions of $2,550, $2,482, and $2,019 and phone allowances of $2,730, $2,730 and $1,365 for 2013, 2012 and 2011, respectively.

(6)  Consists of 401(k) matching contributions.

(7)   Consists of 401(k) matching contributions of $2,550, $2,500, and $2,450 for 2013, 2012, and 2011, respectively, and phone allowances of $2,730, $2,730 and $1,365 for 2013, 2012 and 2011, respectively.

Grants of Plan-Based Awards in 2013

The following table describes the grants of plan-based awards made to our named executive officers in 2013:

Name	Award Type	Grant Date	Estimated Future Payouts under Non- Equity Incentive Plan Awards Target (1)	All Other Stock Awards: Number of Shares of Common Stock (2)	All Other Option Awards: Number of Securities Underlying Option (3)	Exercise Price of Option Award	Grant Date Fair Value of Stock and Option Awards (4)

Robert B. Stockman	Restricted Stock	5/29/13	—	47,500	—	—	$263,625
Chief Executive Officer	Stock Options	5/29/13	—	—	150,000	$5.55	469,500
	Cash Bonus	—	$216,300	—	—	—	—

Katrina L. Thompson Chief Financial Officer and Corporate Secretary	Restricted Stock Stock Options Cash Bonus	1/14/13 1/14/13 —	— — 120,510	20,000 — —	— 25,000 —	— 5.10 —	102,000 71,500 —

Jeffrey A. Anderson SVP, Clinical and Regulatory Affairs	Stock Options Cash Bonus	1/14/13 —	— 90,125	— —	35,000 —	5.10 —	100,100 —

Donald K. Brandom, Ph.D. SVP, Product Development	Stock Options Cash Bonus	1/14/13 —	— 85,225	— —	35,000 —	5.10 —	100,100 —

Robert K. Schultz, Ph.D. President and Chief Operating Officer	Restricted Stock Stock Options Cash Bonus	1/14/13 1/14/13 —	— — 164,800	20,000 — —	— 25,000 —	— 5.10 —	102,000 71,500 —

(1)   The target annual cash bonus awards are granted under our bonus program and are based on 2013 pre-established Company and individual performance goals for the named executive officers. For a discussion of this plan and the achievement of the performance criteria, see our Compensation Discussion and Analysis section above. Actual amounts paid for 2013 are listed in the Summary Compensation table above.

(2)   Restricted stock is awarded under our 2010 Equity Incentive Plan; it vests in four equal installments beginning on the first anniversary of the date of award.

(3)   Stock options are granted under our 2010 Equity Incentive Plan; they vests over four years with 25% vesting on the first anniversary of the vesting commencement date and the remaining 75% vesting in equal monthly installments over the subsequent 36-month period.

(4)   The fair value of restricted stock and stock options disclosed herein is equal to the aggregate fair value on the date of grant or award, based on the ASX closing market price of our CDIs on the date of grant or award, as converted to shares and U.S. dollars; stock option value is determined using the Black-Scholes option model. For the assumptions used in our valuations, see “Note 6 — Stock Based Compensation” of our notes to consolidated financial statements in the Form 10-K for the year ended December 31, 2013, as filed with the SEC.

Outstanding Equity Awards at December 31, 2013

The following comprises outstanding equity awards held by our named executive officers at December 31, 2013:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (1)		Option Exercise Price ($/Share)	Option Expiration Date	Number of Shares of Stock that have not Vested		Market Value of Shares of Stock that have not Vested(13)

Robert B. Stockman Chief Executive Officer	750,000 150,000	(2) (3)	$11.00 5.55	10/21/20 5/29/23	47,500	(10)	$204,250

Katrina L. Thompson Chief Financial Officer and Corporate Secretary	20,000 75,000 190,000 84,500 25,000	(4) (4) (5) (6) (7)	1.25 1.40 11.00 5.80 5.10	7/13/15 11/20/18 10/21/20 7/17/22 1/14/23	12,375 20,000	(11) (12)	53,213 86,000

Jeffrey A. Anderson SVP, Clinical and Regulatory Affairs	20,000 15,000 50,000 62,500 35,000	(4) (4) (8) (6) (7)	$1.00 1.25 13.70 5.80 5.10	10/22/14 7/13/15 3/15/21 7/17/22 1/14/23	—		—

Donald K. Brandom, Ph.D. SVP, Product Development	50,000 50,000 75,000 82,500 35,000	(4) (4) (9) (6) (7)	1.25 1.40 13.70 5.80 5.10	7/13/15 11/20/18 3/15/21 7/17/22 1/14/23	—		—

Robert K. Schultz, Ph.D. President and Chief Operating Officer	175,000 130,000 215,000 84,500 25,000	(4) (4) (5) (6) (7)	1.25 1.40 11.00 5.80 5.10	7/13/15 11/20/18 10/21/20 7/17/22 1/14/23	12,375 20,000	(11) (12)	53,213 86,000

(1)              All options are immediately exercisable upon grant and are subject to repurchase by REVA at the exercise price in the event an employee terminates service prior to vesting. There are no securities that are unexercisable.

(2)              Options vest 25% on July 1, 2011 and in equal monthly installments for a period of 36 months thereafter.

(3)              Options vest 25% on May 29, 2014 and in equal monthly installments for a period of 36 months thereafter.

(4)              Options were 100% vested as of December 31, 2013.

(5)              Options vest 25% on October 21, 2011 and in equal monthly installments for a period of 36 months thereafter.

(6)              Options vest 25% on July 17, 2013 and in equal monthly installments for a period of 36 months thereafter.

(7)              Options vest 25% on January 14, 2014 and in equal monthly installments for a period of 36 months thereafter.

(8)              Options vest 25% on February 22, 2012 and in equal monthly installments for a period of 36 months thereafter.

(9)              Options vest 25% on March 15, 2012 and in equal monthly installments for a period of 36 months thereafter.

(10)       11,875 shares of restricted stock vest on each annual anniversary date of May 29, 2013.

(11)       4,125 shares of restricted stock vest on each annual anniversary date of July 17, 2012.

(12)       5,000 shares of restricted stock vest on each annual anniversary date of January 14, 2013.

(13)       Market value is calculated based on the ASX closing price of our CDIs as of December 31, 2013, as converted to shares and U.S. dollars.

2013 Option Exercises and Restricted Stock Vested

The table below sets forth the options exercised and restricted stock vested during 2013 for each of our named executive officers. Option award value realized is calculated as the difference between the ASX closing market price of our common stock on the date of exercise, as converted to shares and U.S. dollars, and the exercise price of the option. Stock award value realized is calculated by multiplying the number of shares shown in the table by the ASX closing market price of our common stock on the date of vesting, as converted to shares and U.S. dollars.

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Valued Realized on Vesting

Robert B. Stockman, Chief Executive Officer	—	—	—	—

Katrina L. Thompson, Chief Financial Officer and Corporate Secretary	—	—	4,125	$21,950

Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs	—	—	—	—

Donald K. Brandom, Ph.D., SVP, Product Development	27,850	$130,449	—	—

Robert K. Schultz, Ph.D., President and Chief Operating Officer	—	—	4,125	21,950

Potential Payments upon Termination or Change in Control

The table below describes the potential payments or benefits to our named executive officers under the arrangements discussed above, for various scenarios involving a change of control or termination of employment of each of our named executive officers, assuming a December 31, 2013 termination date. Please see the employment offer letters described in “Employment Agreements” for additional information.

Name	Base Salary	Health Insurance	Stock Option Vesting(1)(2)		Total

Robert B. Stockman, Chief Executive Officer
Termination Without Cause	$185,650	$10,143	—		$195,793
Termination for Good Reason	—	—	—		—
Qualifying Termination after Change of Control	—	—	—	(3)	—

Katrina L. Thompson, Chief Financial Officer and Secretary Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control	137,900 137,900 —	3,330 3,330 —	— — —		141,230 141,230 —

Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control	68,750 68,750 —	5,072 5,072 —	— — —		73,822 73,822 —

Donald K. Brandom, Ph.D., SVP, Product Development Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control	— — —	— — —	— — —		— — —

Robert K. Schultz, Ph.D., President and Chief Operating Officer Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control	169,750 169,750 —	7,841 7,841 —	— — —		177,591 177,591 —

(1)   Represents the value of shares of common stock subject to options which would accelerate upon a termination of the executive’s employment. The amount indicated in the table is calculated as the spread value of the options subject to accelerated vesting on December 31, 2013, but assuming a price per share of $4.30, calculated based on the closing price of REVA’s common stock traded in the form of CDIs on the ASX.

(2)   Requires a change of control plus a qualifying termination of employment before vesting of options would be accelerated.

(3)   Terms of Mr. Stockman’s employment offer letter provide for the immediate vesting of all his outstanding stock options upon a termination without cause or a resignation for good reason within one year following a change of control. As of December 31, 2013, a total of 243,750 options remained subject to accelerated vesting. The exercise price of these options exceeded the market value of the underlying shares on December 31, 2013 and, therefore, no value is attributable to the potential acceleration of vesting at that date.

Non-Employee Director Compensation

The following table presents compensation to our non-employee directors for 2013. Employee directors do not receive compensation for their services as directors.

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total

Brian H. Dovey	$35,000	$46,950	$81,950
Anne Keating	40,000	46,950	86,950
Gordon E. Nye	40,000	46,950	86,950
James J. Schiro	35,000	46,950	81,950
Robert Thomas	40,000	46,950	86,950

(1)   Amounts do not reflect compensation received by our directors. Rather, the amounts represent the aggregate grant date fair value of option awards. The fair value is determined using the Black-Scholes option model. For the assumptions used in our valuations, see “Note 6 — Stock Based Compensation” of our notes to consolidated financial statements in the Form 10-K for the year ended December 31, 2013, as filed with the SEC.

In October 2010, our Board adopted our non-employee director compensation policy, pursuant to which non-employee directors will be compensated for their services on our Board. Pursuant to the policy:

•                  each non-employee director will receive an annual fee of $35,000 payable as cash compensation for the director’s service during the year; and

•                  the Chair of each committee will receive an additional annual fee of $5,000 as cash compensation for the Chair’s service during the year.

The fees payable pursuant to the non-employee director compensation policy are payable quarterly within thirty days of the beginning of each quarter. In addition, under the policy each director may receive an annual grant of options to purchase shares of our common stock at the discretion of the Board. Any such grant will be subject to stockholders’ approval in accordance with ASX Listing Rules. Any option grants to directors will be immediately exercisable and will have an exercise price per share determined at the fair market value on the date of grant. Any options granted during and prior to the year ended December 31, 2013 vest over four years, with 25 percent of options vesting one year from the date of the grant, and 75 percent of options vesting in equal monthly installments over the subsequent 36-month period.  In January 2014, our Board revised the vesting policy such that any options granted in 2014 will vest in quarterly installments over a 12-month period beginning on the three month anniversary of the grant date. Any options exercised prior to vesting will be subject to a repurchase right by us until fully vested at the lesser of cost or fair market value. Each director is also entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending Board meetings and any committee meetings on which he or she serves as a committee member.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders will be asked to elect two directors nominated for election as Class I directors. Our Board of Directors currently consists of six members and is divided into three classes, each comprised of two directors. The directors in each class serve three-year terms and in each case until their respective successors are duly elected and qualified. On January 20, 2014, the Board unanimously nominated Brian H. Dovey and Anne Keating, the two current Class I directors whose terms expire at the Annual Meeting, for re-election as directors.

If elected, the two directors nominated for election as Class I directors will serve until the Company’s annual meeting of stockholders in 2017, and in each case until his successor is elected and qualified, or until his earlier resignation or removal. Both of the nominees have indicated their willingness to serve if elected, but if either should be unable or unwilling to stand for election, the shares represented by proxies may be voted for a substitute as REVA may designate, unless a contrary instruction is indicated in the proxy.

Vote Required for Approval

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the director nominees receiving the highest number of “FOR” votes will be elected as Class I directors. Abstentions and broker non-votes are not counted as votes cast with respect to that director, and will have no direct effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has selected Ernst & Young LLP as the Company’s independent registered public accounting firm (the “independent auditor”) to audit our financial statements for the fiscal year ending December 31, 2014. We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent auditor because we value our stockholders’ views on the Company’s independent auditor even though the ratification is not required by our bylaws or otherwise. If our stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain Ernst & Young LLP as our independent auditor or whether to consider the appointment of a different firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent auditor at any time during the fiscal year ending December 31, 2014.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required for Approval

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative vote of a majority of the shares of common stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE RATIFICATION OF OUR APPOINTMENT OF ERNST & YOUNG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2014.

PROPOSALS 3 THROUGH 7 — APPROVAL OF THE GRANT OF STOCK OPTIONS TO NON-EXECUTIVE DIRECTORS OF THE COMPANY UNDER THE 2010 EQUITY INCENTIVE PLAN

Introduction

On January 20, 2014, our Board of Directors, upon the recommendation of the compensation committee, approved the grant of an aggregate 75,000 options to purchase 75,000 shares of our common stock (the “Options”) under the REVA Medical, Inc. 2010 Equity Incentive Plan (the “Plan”) in the amounts of 15,000 Options to each of Brian H. Dovey, Anne Keating, Gordon E. Nye, James J. Schiro, and Robert Thomas (the “Non-Executive Directors”), subject to obtaining stockholder approval for each grant at the 2014 Annual Meeting as required by the ASX Listing Rules.

The market value of the shares issuable on exercise of the Options proposed to be granted to each of the Non-Executive Directors is in aggregate $253,500 based upon the closing price of our CDIs on the ASX on March 15, 2014 (Australian Eastern Daylight Time).

As of March 15, 2014, the Company had a total of 2,935,336 options reserved for issuance for employees and non-executive directors. Proposals 3 through 7 recommend the issuance of the Options to the non-executive directors that constitute approximately 2.6 percent of the total number of stock options reserved for issuance.

Approvals

Our CHESS Depositary Interests, or CDIs, each representing one-tenth of a share of our common stock, are listed on the Australian Securities Exchange (the “ASX”). ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for the purposes of ASX Listing Rule 10.14 and for all other purposes for the grant of the Options to each of the Non-Executive Directors of the Company as described below.

Principal Terms of the Options

If Proposals 3 through 7 (inclusive) are approved by stockholders, the Options will be issued to the Non-Executive Directors as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting. The Options to be issued to each of the Non-Executive Directors will be issued on the following terms and conditions:

(a)   Grant Price:  There is no consideration payable for the grant of the Options.

(b)   Exercise Price:  The exercise price of the Options will be equal to the closing price of the Company’s CDIs on the ASX on the date of grant of the Options. The Options are immediately exercisable.

(c)   Vesting Conditions:  The Options are scheduled to vest in equal quarterly installments over a 12-month period beginning on the three month anniversary of the date of grant. Any shares issued as a result of Option exercises prior to vesting will be subject to a repurchase right by the Company until fully vested at the lesser of cost or fair market value. There are no performance conditions or other requirements attaching to the Options other than the requirement that the Non-Executive Director to whom they are granted continue to be a director of the Company at each relevant vesting date.

(d)   Lapsing of Options:  The Options will lapse in circumstances where:

(i)    the Options have been exercised and settled;

(ii)   the Non-Executive Director ceases to be a director of the Company;

(iii)  there has been a change in control event (as defined in the Plan), in which event vesting and settlement of the Options will occur; or

(iv)  the Options have not been exercised by the tenth anniversary of the date of grant.

As required by ASX Listing Rule 10.15A, the following additional information is provided in relation to Proposals 3 through 7.

The maximum aggregate number of Options that may be granted by the Company under Proposals 3 through 7 is 75,000 Options, comprising:

•    15,000 Options to Brian H. Dovey;

•    15,000 Options to Anne Keating;

•    15,000 Options to Gordon E. Nye;

•    15,000 Options to James J. Schiro; and

•    15,000 Options to Robert Thomas.

Upon exercise, each Option will entitle the relevant Non-Executive Director to receive one share of REVA’s common stock. No loan will be made by the Company to any of the Non-Executive Directors in connection with the acquisition or exercise of any of the Options or the underlying shares of common stock.

Our directors received the following securities under ASX Listing Rule 10.14 at the 2013 Annual Meeting of stockholders following approval by our stockholders; the directors did not receive options or any other equity awards subsequently:

•      Mr. Dovey was issued 15,000 options to purchase 15,000 shares of common stock under the 2010 Plan on 30 May 2013 (Australian time) for nil consideration;

•      Ms. Keating was issued 15,000 options to purchase 15,000 shares of common stock under the 2010 Plan on 30 May 2013 (Australian time) for nil consideration;

•      Mr. Nye was issued 15,000 options to purchase 15,000 shares of common stock under the 2010 Plan on 30 May 2013 (Australian time) for nil consideration;

•      Mr. Schiro was issued 15,000 options to purchase 15,000 shares of common stock under the 2010 Plan on 30 May 2013 (Australian time) for nil consideration;

•      Mr. Thomas was issued 15,000 options to purchase 15,000 shares of common stock under the 2010 Plan on 30 May 2013 (Australian time) for nil consideration; and

•      Mr. Stockman was issued 150,000 options to purchase 150,000 shares of common stock and 47,500 shares of restricted common stock under the 2010 Plan on 30 May 2013 (Australian time) for nil consideration.

All directors, being Brian H. Dovey, Anne Keating, Gordon E. Nye, James J. Schiro, Robert B. Stockman, and Robert Thomas, are entitled to participate in the Plan. Details of any securities issued under the Plan will be published in the Company’s Annual Report relating to the period in which securities have been issued, together with a statement that approval for this issue of securities was obtained under ASX Listing Rule 10.14.

Any additional persons who become entitled to participate in the Plan after approval of Proposals 3 through 7 and who are not named in this Proxy Statement will not participate until any applicable approval is obtained under ASX Listing Rule 10.14.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposals 3 through 7 by the directors of REVA Medical, Inc. or any associate of the directors of REVA Medical, Inc. However, the Company need not disregard a vote if:

•    it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•    it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposals 3 through 7 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and voting on such proposals. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS (EXCLUDING BRIAN H. DOVEY (with respect to Proposal No. 3 only), ANNE KEATING (with respect to Proposal No. 4 only), GORDON E. NYE (with respect to Proposal No. 5 only), JAMES J. SCHIRO (with respect to Proposal No. 6 only), AND ROBERT THOMAS (with respect to Proposal No. 7 only) WHO DO NOT MAKE A RECOMMENDATION WITH RESPECT TO THE PROPOSAL IN BRACKETS AFTER THEIR NAME DUE TO THEIR PERSONAL INTEREST IN THAT PROPOSAL) RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSALS 3 THROUGH 7 (INCLUSIVE).

PROPOSAL 8  — APPROVAL OF THE GRANT OF STOCK OPTIONS TO ROBERT B. STOCKMAN UNDER THE 2010 EQUITY INCENTIVE PLAN

Introduction

On January 20, 2014, our Board of Directors, upon the recommendation of the compensation committee, approved the grant of 165,000 options to purchase 165,000 shares of our common stock (the “Options”) under the REVA Medical, Inc. 2010 Equity Incentive Plan (the “Plan”), to Robert B. Stockman, our Chairman and Chief Executive Officer, subject to obtaining stockholder approval for the grant and the award at the 2014 Annual Meeting as required by the ASX Listing Rules.

The market value of the shares issuable on exercise of the Options proposed to be granted to Mr. Stockman is estimated to be $557,700 based upon the closing price of our CDIs on the ASX on March 15, 2014 (Australian Eastern Daylight Time).

As of March 15, 2013, the Company had a total of 2,935,336 options reserved for issuance for employees and non-executive directors. Proposal 8 recommends the issuance of the Options to an executive director that constitute approximately 5.6 percent of the total number of stock options reserved for issuance.

Approvals

Our CHESS Depositary Interests, or CDIs, each representing one-tenth of a share of our common stock, are listed on the Australian Securities Exchange (the “ASX”). ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for the purposes of ASX Listing Rule 10.14 and for all other purposes for the grant of the Options to Mr. Robert B. Stockman, our Chairman and Chief Executive Officer.

If Proposal 8 is approved by stockholders, the Options will be issued to Mr. Stockman as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting.

Principal Terms of the Options

The Options to be granted to Mr. Stockman will be issued on the following terms and conditions:

(a)   Grant Price:  There is no consideration payable for the grant of the Options.

(b)   Exercise Price:  The exercise price of the Options will be equal to the closing price of the Company’s CDIs on the ASX on the date of grant of the Options. The Options are immediately exercisable. Upon exercise, each option will entitle Mr. Stockman to receive one share of REVA’s common stock.

(c)   Vesting Conditions:  The Options are scheduled to vest over four years, with 25 percent vesting one year from the date of grant, and 75 percent vesting in equal monthly installments over the subsequent 36-month period. Any shares issued as a result of Option exercises prior to vesting will be subject to a repurchase right by the Company until fully vested at the lesser of cost or fair market value. There are no performance conditions or other requirements attaching to the Options other than the requirement that Mr. Stockman continue to be an employee or director of the Company at each relevant vesting date.

(d)   Lapsing of Options:  The Options will lapse in circumstances where:

(i)    the Options have been exercised and settled;

(ii)   Mr. Stockman ceases to be an employee or director of the Company;

(iii)  there has been a change in control event (as defined in the Plan), in which event vesting and settlement of the Options will occur; or

(iv)  the Options have not been exercised by the tenth anniversary of the date of grant.

As required by ASX Listing Rule 10.15A, the following additional information is provided in relation to Proposal 8.

The maximum number of Options that may be granted by the Company under Proposal 8 to Mr. Stockman is 165,000 Options.

No loan will be made by the Company to Mr. Stockman in connection with the acquisition or exercise of any of the Options or the underlying shares of common stock.

Details of directors who have received securities since the last approval under ASX Listing Rule 10.14 are set out in the notes to Proposals 3 through 7 of this Proxy Statement.

All employees and directors, including Mr. Stockman, are entitled to participate in the Plan. Details of any securities issued under the Plan will be published in the Company’s Annual Report relating to the period in which securities have been issued, together with a statement that approval for this issue of securities was obtained under ASX Listing Rule 10.14.

Any additional persons who become entitled to participate in the Plan after approval of Proposal 8 and who are not named in this Proxy Statement will not participate until any applicable approval is obtained under ASX Listing Rule 10.14.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 8 by the directors of REVA Medical, Inc. or any associate of the directors of REVA Medical, Inc. However, the Company need not disregard a vote if:

•    it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•    it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposal 8 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and voting on such proposals. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS (EXCLUDING ROBERT B. STOCKMAN WHO DOES NOT MAKE A RECOMMENDATION WITH RESPECT TO THIS PROPOSAL DUE TO HIS PERSONAL INTEREST IN THIS PROPOSAL) RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 8.

PROPOSAL 9 — APPROVAL OF THE ISSUANCE OF SECURITIES OF UP TO 10% OF THE ISSUED CAPITAL OF THE COMPANY

Introduction

We are a U.S. public reporting company listed on ASX and, therefore, are required to comply with the U.S. federal securities laws and the ASX Listing Rules. We are seeking stockholder approval for the potential issuance of securities in the future solely for purpose of ASX Listing Rules, as further described below.

ASX Listing Rule 7.1 allows a company to issue a maximum of 15 percent of its issued capital in any 12-month period without obtaining stockholder approval. In accordance with ASX Listing Rule 7.1A, eligible companies can issue a further 10 percent of their issued capital over a 12-month period (the “Placement Securities”) without obtaining stockholder approval for the individual issues, provided that stockholder approval is obtained at the company’s annual meeting (and the company is an “eligible entity” at the time of the annual meeting). The Company is an “eligible entity” as of the date of this Proxy Statement.

Under ASX Listing Rule 7.1A, the Placement Securities must be in the same class as an existing quoted class of equity securities of the Company. As of the date of this Proxy Statement, the Company has only one quoted class of equity securities on issue, namely CDIs (and the shares of common stock underlying those CDIs).

The purpose of this Proposal 9 is to provide us with flexibility to meet future business and financial needs. We believe that it is advantageous for us to have the ability to act promptly with respect to potential opportunities and that approval of the issuance of the Placement Securities is desirable in order to have the securities available, as needed, for possible future financing transactions, strategic transactions, or other general corporate purposes that are determined by our board to be in the Company’s best interests.

Approval of this Proposal 9 would enable us to issue shares of common stock or CDIs without the expense and delay of holding a stockholders’ meeting, except as may be required by applicable law or regulations. The cost, prior notice requirements, and delay involved in obtaining stockholder approval at the time a corporate action may become necessary could eliminate the opportunity to effect the action or could reduce the expected benefits.

If approved, subject to the limitations described below with respect to the additional 10 percent placement capacity, we will generally be permitted to issue up to 25 percent of our issued and outstanding capital without any further stockholder approval, unless such stockholder approval is required by applicable law, the rules of ASX, or the rules or another stock exchange on which our securities may be listed. Currently, we have no definitive plans, understandings, agreements, or arrangements to issue securities for any purpose, other than equity awards under our 2010 Equity Incentive Plan. We believe that the adoption of this Proposal 9 will enable us to promptly and appropriately respond to business opportunities or to raise additional equity capital. Our board of directors will determine the terms of any issuance of securities in the future.

The Company is seeking stockholder approval to have the ability to issue Placement Securities under ASX Listing Rule 7.1A. The exact number of Placement Securities that may be issued by the Company under ASX Listing Rule 7.1A will be determined in accordance with the formula prescribed in ASX Listing Rule 7.1A.2, as follows:

(A x D) - E

A =  Number of fully paid ordinary securities on issue 12 months before the date of issue or agreement:

•    plus the number of fully paid ordinary securities issued during the 12 months under an exception in ASX Listing Rule 7.2;

•    plus the number of partly paid ordinary securities that became fully paid during the 12 months;

•    plus the number of fully paid ordinary securities issued during the 12 months with stockholder approval under ASX Listing Rules 7.1 and 7.4; and,

•    less the number of fully paid ordinary securities cancelled during the 12 months.

D =  10%

E =  Number of equity securities issued or agreed to be issued under Listing Rule 7.1A.2 in the 12 months before the date of issue or agreement to issue that are not issued with stockholder approval under ASX Listing Rules 7.1 or 7.4.

If passed, Proposal 9 will allow our board of directors to issue up to an additional 10 percent of the Company’s issued capital during the 12-month period following the date of the annual meeting without requiring further stockholder approval. This is in addition to the 15 percent annual placement capacity provided in ASX Listing Rule 7.1.

As of the date of this Proxy Statement, the Company has no specific plans to issue Placement Securities under ASX Listing Rule 7.1A.

As required by ASX Listing Rule 7.3A, the following information is provided in relation to this Proposal 9:

(a) ASX Listing Rule 7.3A.1 — The minimum price at which Placement Securities may be issued pursuant to the ASX Listing Rule 7.1A approval will be no less than 75% of the volume weighted average price of the Company’s CDIs calculated over the 15 trading days on which trades in that class were recorded immediately before:

•    the date on which the issue price of the Placement Securities is agreed; or

•    if Placement Securities are not issued within 5 trading days of the date on which the issue price is agreed, the date on which Placement Securities are issued.

In accordance with ASX listing rules, if the Placement Securities are issued for non-cash consideration, the Company will provide a valuation to the market that demonstrates the non-cash consideration issue price of the Placement Securities complies with ASX Listing Rule 7.3A.

(b) ASX Listing Rule 7.3A.2 — If stockholders approve Proposal 9 and the Company issues Placement Securities under ASX Listing Rule 7.1A, the existing stockholders of the Company face the risk of economic and voting dilution as a result of the issue of Placement Securities, to the extent that such Placement Securities are issued, including the risk that:

•    the market price for Placement Securities may be significantly lower on the issue date than on the date of the approval under ASX Listing Rule 7.1A; and

•    Placement Securities may be issued at a price that is at a discount to the market price for those securities on the issue date.

The following table describes the potential dilution to existing stockholders on the basis of three different issue prices and values for variable ‘A’ in the formula in ASX Listing Rule 7.1A.2. The prices and values set out in the table are examples only and include scenarios prescribed by the ASX Listing Rules. Accordingly, they provide no indication of the actual market price of the Company’s CDIs or the price at which issues of Placement Securities under ASX Listing Rule 7.1A will be made (assuming Proposal 9 is approved by stockholders).

Dilution
Variable ‘A’ in Listing Rule 7.1A.2		Issue price of A$0.19 (50% of the current market price of the Company’s CDIs)	Issue price of A$0.38 (current market price of the Company’s CDIs)	Issue price of A$0.76 (100% increase in the market price of the Company’s CDIs)
334,592,030 CDIs (current variable ‘A’)	10% Voting Dilution	33,459,203 CDIs	33,359,203 CDIs	33,459,203 CDIs
	Funds raised	A$6,357,249	A$12,676,497	A$25,428,994

501,888,045 CDIs (50% increase in variable ‘A’)	10% Voting Dilution	50,188,805 CDIs	50,188,805 CDIs	50,188,805 CDIs
	Funds raised	A$9,535,873	A$19,071,746	A$38,143,492

669,184,060 CDIs (100% increase in variable ‘A’)	10% Voting Dilution	66,918,406 CDIs	66,918,406 CDIs	66,918,406 CDIs
	Funds raised	A$12,714,497	A$25,428,994	A$50,857,989

The above table has been prepared based on the following assumptions:

(1) The Company issues (as CDIs) the maximum number of Placement Securities available under the 10% placement capacity prescribed by ASX Listing Rule 7.1A.

(2) No options are exercised before the date of issue of Placement Securities under ASX Listing Rule 7.1A.

(3) The 10% voting dilution reflects the aggregate percentage dilution against the issued share capital at the time of issue. This is why the voting dilution is shown in each example as 10%.

(4) The table shows only the effect of issues of Placement Securities under ASX Listing Rule 7.1A, not under the Company’s 15% placement capacity under ASX Listing Rule 7.1.

(5) The issue price of A$0.38 is the last closing price of the Company’s CDIs on ASX as of March 15, 2014.

(6) Assuming all shares of common stock are held as CDIs.

(c) ASX Listing Rule 7.3A.3 — The date Placement Securities must be issued by (assuming Proposal 9 is approved by stockholders) is the date that is 12 months after the date of the Company’s 2014 annual general meeting (i.e., 13 May 2015 (Australian Time)) unless the Company approves a transaction under ASX Listing Rule 11.1.2 (a significant change to the nature or scale of the Company’s activities) or ASX Listing Rule 11.2 (disposal of the Company’s main undertaking), in which case the ASX Listing Rule 7.1A approval under Proposal 9 will fall away on the date of stockholder approval for the relevant transaction.

(d) ASX Listing Rule 7.3A.4 — The Placement Securities will be issued for the purpose of funding the Company’s operations, including research and development, preclinical and clinical studies, commercial process development, and sales and marketing related to commercialization.

(e) ASX Listing Rule 7.3A.5 — The Company’s allocation policy for issues of Placement Securities pursuant to approval under this Proposal 9 will depend on prevailing market conditions and the Company’s circumstances at the time of any proposed issue. The form and timing of any issue of Placement Securities under ASX Listing Rule 7.1A and the identity of the allottees of Placement Securities will be determined on a case by case basis having regard to any one or more of the following:

•    the methods of raising funds available to the Company including, but not limited to, rights issues or other issues in which existing stockholders of the Company can participate;

•    the effect of the issue of Placement Securities on the control of the Company;

•    the financial situation of the Company; and

•    advice from any one or more of the Company’s professional advisers.

Allottees for the purposes of the issue of Placement Securities under ASX Listing Rule 7.1A have not been determined as at the date of this Proxy Statement but may include existing substantial stockholders and/or new stockholders who are not related parties or associates of a related party of the Company. In addition, if the Company is successful in acquiring new assets or investments, it is possible that allottees for the purpose of the issue of Placement Securities under ASX Listing Rule 7.1A will be or include vendors of the new assets or investments.

As of the date of this Proxy Statement, the Company has not formed an intention as to the parties which it may approach to participate in an issue of Placement Securities under ASX Listing Rule 7.1A including whether such an issue would be made to existing stockholders or to new investors.

(f)  ASX Listing Rule 7.3A.6 — The Company previously obtained stockholder approval under ASX Listing Rule 7.1A at its 2013 Annual Meeting on 30 May 2013. The Company has not issued any securities pursuant to that ASX Listing Rule 7.1A approval. Since last obtaining approval under ASX Listing Rule 7.1A, the Company has issued a total of 8,554,150 equity securities on a fully diluted basis (assuming all shares of common stock were held as CDIs) representing 2.6% of the total number of equity securities on issue 12 months prior to the date of the Annual Meeting, details of which are set out in the table below:

Type of Equity Securities	Issue Date (Australian Time)	Number Issued	Name of recipient or basis on which recipient determined	Issue price of Equity Securities and discount to Market Price on the trading day prior to issue	Total consideration, what it was spent on and the intended use of any remaining funds
Shares of restricted common stock(1)	30 May 2013	47,500	Robert Stockman — Chief Executive Officer	No monetary consideration is payable for the grant of shares of restricted stock.	The shares of restricted stock were issued to the Chief Executive Officer as an inducement and incentive.
					The aggregate market value of the shares of restricted common stock as at the date of issue was US$260,850.(2)
Options(3)	30 May 2013	150,000	Robert Stockman — Chief Executive Officer	No monetary consideration is payable for the grant of options.	The options were issued to the Chief Executive Officer as an inducement and incentive. The aggregate market value of the options as at the date of issue was US$832,500.(2)

Type of Equity Securities	Issue Date (Australian Time)	Number Issued	Name of recipient or basis on which recipient determined	Issue price of Equity Securities and discount to Market Price on the trading day prior to issue	Total consideration, what it was spent on and the intended use of any remaining funds
Options(3)	30 May 2013	75,000	Non-Executive Directors	No monetary consideration is payable for the grant of options.	The options were issued to the non-executive directors as an inducement and incentive. The aggregate market value of the options as at the date of issue was US$416,250.(2)
Options(4)	23 October 2013	100,000	Issue of options to a consultant of the Company.	No monetary consideration is payable for the grant of options.	The options were issued as an inducement and incentive to an existing independent consultant to the Company. The aggregate market value of the options as at the date of issue was US$560,000.(2)
Shares of common stock(5)	13 November 2013	20,000	Issue of shares of common stock upon exercise of options by employees.	US$12,200.00 was payable on exercise of the options to which the share issue relates.	The funds received by the Company upon exercise were used for the Company’s operating expenses.
Shares of common stock(5)	2 January 2014 - 9 January 2014	189,150	Issue of shares of common stock upon exercise of options by employees and consultants.	US$170,031.50 was payable on exercise of the options to which the share issue relates.	The funds received by the Company upon exercise were used for the Company’s operating expenses.
Options(6)	21 January 2014	562,000	Issue of options to employees and consultants of the Company.	No monetary consideration is payable for the grant of options	The options were issued as an inducement and incentive to existing employees and consultants of the Company. The aggregate market value of the options as at the date of issue was US$2,135,600.(2)

(1) Each share of restricted common stock is issued for no monetary consideration and is issued in accordance with the Company’s 2010 Equity Incentive Plan. Each share of restricted stock is subject to restrictions until vesting occurs with vesting occurring over four years with 25% of the shares of restricted stock vesting on each anniversary of the date of issue of the restricted stock.

(2) Market value was determined by multiplying the closing price of the Company’s CDIs on ASX (as converted to shares of common stock and US dollars) on the date of grant by the number of restricted shares or options issued.

(3) Each option is issued for no monetary consideration and, upon vesting, entitles the holder to purchase one share of common stock in the Company for a price of US$5.55. Each option has a 10 year term, is exercisable immediately, and is issued in accordance with the Company’s 2010 Equity Incentive Plan. Vesting occurs over four years with 25% of the grant vesting on the first annual anniversary of the date of grant and 75% of the options vesting in equal monthly instalments over the subsequent 36-month period.

(4) Each option is issued for no monetary consideration and, upon vesting, entitles the holder to purchase one share of common stock in the Company for a price of US$5.60. Each option has a 10 year term, is exercisable immediately, and is issued in accordance with the Company’s 2010 Equity Incentive Plan. Vesting occurs over four years with 25% of the grant vesting on the first annual anniversary of the date of grant and 75% of the options vesting in equal monthly instalments over the subsequent 36-month period.

(5) Fully paid shares of common stock in the capital of the Company (terms are set out in the Company’s Bylaws).

(6) Each option is issued for no monetary consideration and, upon vesting, entitles the holder to purchase one share of common stock in the Company for a price of US$3.80. Each option has a 10 year term, is exercisable immediately, and is issued in accordance with the Company’s 2010 Equity Incentive Plan. 30,000 of the options were 100% vested on the date of grant. Vesting of the remaining 532,000 options occurs over four years with 25% of the grant vesting on the first annual anniversary of the date of grant and 2.0833% of the options vesting on each monthly anniversary thereafter.

Voting Exclusion Statement

The Company will disregard any votes cast in respect of Proposal 9 by a person who may participate in the proposed issue of any Placement Securities and a person who might obtain a benefit, except a benefit solely in the capacity of a holder of shares, if Proposal 9 is passed, and any associates of those persons. However, the Company need not disregard a vote if:

•  it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•  it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with direction on the proxy card to vote as the proxy decides.

As at the date of this Proxy Statement, the Company has no specific plans to issue Placement Securities under ASX Listing Rule 7.1A and therefore it is not known who, if any, may participate in a potential issue of Placement Securities, if any, under ASX Listing Rule 7.1A. Accordingly, as at the date of this Proxy Statement, the Company is not aware of any person who would be excluded from voting on this Proposal 9.

Vote required and Board of Directors Recommendation

Under ASX Listing Rule 7.1A, Proposal 9 is required to be passed as a special resolution for the purposes of the ASX Listing Rules, which means that it must be approved by at least 75 percent of the votes cast by stockholders entitled to vote on Proposal 9. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ISSUANCE OF SECURITIES OF UP TO 10% OF THE ISSUED CAPITAL OF THE COMPANY.

PROPOSAL 10 — APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE COMPENSATION

The Board of Directors is providing stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers in accordance with the rules of the SEC. This proposal, commonly known as a “Say on Pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse our executive compensation programs and policies and the compensation paid to our named executive officers.

The Say on Pay vote is advisory, and therefore not binding on the compensation committee or the Board. Although the vote is non-binding, the compensation committee and the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making future decisions regarding executive compensation programs.

We design our executive compensation programs to implement our core objectives of providing competitive pay, pay for performance, and alignment of management’s interests with the interests of long-term stockholders. Stockholders are encouraged to read the Compensation Discussion and Analysis section of this Proxy Statement for a more detailed discussion of how our compensation programs reflect our core objectives.

We believe stockholders should consider the following key aspects of executive compensation with respect to our named executive officers when voting on this proposal:

•            base salaries in fiscal year 2014 increased between 3.0 percent and 6.8 percent from the 2013 salary amounts with the larger increases attributable to the promotions of two key executives;

•            in addition to base salaries, the executives have a potential for variable bonuses and equity awards that would comprise a significant percentage of total compensation and are tied to achievement of internal performance targets;

•            the Company grants long-term equity awards that link the interests of our executives with those of our stockholders;

•            our compensation programs were reviewed by the compensation committee and determined not to create inappropriate or excessive risk that is likely to have a material adverse effect on the Company; and

•            any change-of-control benefits are based on a double-trigger philosophy, i.e., requiring a change-of-control plus a qualifying termination of employment before benefits are paid.

Recommendation

The Board believes the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board recommends that you vote in favor of the following resolution:

“RESOLVED, that the stockholders of REVA Medical, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis and Executive Compensation sections of this Proxy Statement.”

Approval of the Say on Pay proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE COMPENSATION.

PROPOSAL 11 — APPROVAL OF THE AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN FOR PURPOSES OF COMPLYING WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE

General

Prior to our initial public offering in November 2010, our Board of Directors and our stockholders approved our 2010 Equity Incentive Plan (for purposes of this proposal, the “2010 Plan”).  Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), most compensation paid to “Covered Employees” (as defined in Section 162(m) of the Code — generally the executive officers named in the “Summary Compensation Table,” other than the Chief Financial Officer in the “Executive Compensation” section of this Proxy Statement) — under the 2010 Plan prior to the earlier of (i) the material modification of the 2010 Plan; and (ii) our 2014 annual meeting of stockholders (the “Reliance Period”), are generally not subject to the limitation on our tax deduction imposed by Section 162(m) of the Code with respect to compensation in excess of $1,000,000 per Covered Employee in any year.

We are asking stockholders to approve an amendment and restatement of the 2010 Plan so that certain awards made to Covered Employees under the 2010 Plan after the Reliance Period, including stock options, restricted stock units, other stock-based awards, and cash awards subject to performance-based vesting, may qualify as “performance-based compensation” under Section 162(m) of the Code and therefore be exempt from the limitation on our tax deduction imposed by Section 162(m) of the Code. A copy of the Amended and Restated 2010 Equity Incentive Plan (the “Restated Plan”) is included as Appendix A to this Proxy Statement.  The Restated Plan was adopted by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) on March 15, 2014 and shall be effective upon its approval by the stockholders of the Company.

The 2010 Plan specifies the objective performance measures which the Compensation Committee may choose from as the basis for granting, and/or vesting of “performance-based” compensation.  In addition, as amended, the Restated Plan will contain limitations on the amount of awards intended to qualify as performance-based compensation under Section 162(m) of the Code that may be granted to any employee.

Note that approval of the Restated Plan will not result in any increase to the number of shares of our common stock available for issuance under the Restated Plan. No other changes are being proposed with regard to the terms of the 2010 Plan at this time. If the Restated Plan is not approved, we will not be able to make certain grants of awards subject to performance-based vesting under the 2010 Plan to “Covered Employees” as defined in Section 162(m) of the Code.

Our executive officers and directors have an interest in this proposal by virtue of their being eligible to receive equity awards under the Restated Plan.

Section 162(m) of the Code Performance-Based Compensation

If our stockholders approve the Restated Plan, it will continue to provide us with the potential benefit to take tax deductions associated with certain types of executive equity compensation.  Awards granted under the Restated Plan may be designed to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.  Pursuant to Section 162(m) of the Code, as summarized above, we generally may not deduct for federal income tax purposes compensation paid to our Chief Executive Officer, or our three other highest paid executive officers treated as named executive offers (excluding the Chief Financial Officer) to the extent that any of these persons receive more than $1,000,000 in compensation in any single year. However, if compensation qualifies as “performance-based” for Section 162(m) of the Code purposes, we can deduct for federal income tax purposes the compensation paid even if such compensation exceeds $1,000,000 in a single year.  For certain awards granted under the Restated Plan to qualify as “performance-based compensation” under Section 162(m) of the Code, our stockholders must approve the grant limits described below, re-approve the performance criteria in the 2010 Plan, and re-approve other material terms of the Restated Plan for purposes of Section 162(m) of the Code (e.g., eligibility requirements) for performance-based awards on or before the earlier of (i) a material modification of the 2010 Plan, and (ii) the 2014 Annual Meeting.

To better enable compensation in connection with awards granted under the 2010 Plan to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the 2010 Plan must be amended to include limitations on the number of shares that may be granted on an annual basis through individual awards.  The following sets forth the proposed limits included in the Restated Plan:  subject to adjustment for changes in our capital structure set forth in the Restated Plan, no Covered Employee shall be granted within any fiscal year one or more awards intended to qualify for treatment as performance-based compensation which in the aggregate are for more than 500,000 shares or, if applicable, which could result in such Covered Employee receiving more than $2,000,000 for each full fiscal year contained in the performance period for such performance award.  These limits are doubled with respect to the fiscal year in which an individual is hired.

Specific performance factors currently in the 2010 Plan that will continue in the Restated Plan are also required to be re-approved to permit deductibility of performance awards conditioned upon the satisfaction of performance objectives.  The current (and proposed for re-approval) performance criteria are any one of, or combination of, the following: sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return; employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expenses; completion of an identified special project; and completion of a joint venture or other corporate transaction. The performance measures applicable to the performance award shall be calculated prior to the accrual of expense for any performance award for the same performance period and excluding the effect (whether positive or negative) on the performance measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Compensation Committee, occurring after the establishment of the performance goals applicable to the performance award.

Further, solely for purposes of qualifying certain awards as performance-based compensation under Section 162(m) of the Code, the stockholders are also being asked to re-approve the eligibility provisions of the Restated Plan (which are the same as the 2010 Plan) which are that all employees of the Company and any parent or subsidiary corporation or other affiliate of the Company are eligible to be granted stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, and other stock-based or cash-based awards under the Restated Plan.

A favorable vote for this proposal will allow us to continue to grant awards intended to qualify as performance-based compensation.  While we believe that compensation provided by such awards under the Restated Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, compensation paid in settlement of certain awards may not qualify as performance-based. Further, the Compensation Committee retains the discretion to grant awards to Covered Employees that are not intended to qualify for deduction in full under Section 162(m) of the Code.

We believe that the approval of the Restated Plan and the ability to grant awards intended to qualify as performance-based compensation under Section 162(m) of the Code is important to our success.  The Compensation Committee believes that equity awards motivate high levels of performance, align the interests of employees and stockholders by giving employees the perspective of an owner with an equity stake in the company, and provide an effective means of recognizing employee contributions to our success.  The Compensation Committee believes that awards authorized by the Restated Plan are a competitive necessity in the environment in which we operate, and are essential to recruiting and retaining the highly qualified technical and other key personnel who help us meet our goals, as well as rewarding and encouraging current employees.

Description of Restated Plan

The material terms of the Restated Plan are summarized below. This summary is qualified in its entirety by the complete text of the Restated Plan set forth in Appendix A to this Proxy Statement.

Shares Authorized.  The maximum aggregate number of shares of our common stock initially authorized for issuance under the Restated Plan was 2,628,838.  As approved by our stockholders in November 2010, the 2010 Plan (and the Restated Plan) also provides that the number of authorized shares automatically increases on January 1 of each subsequent year through 2020, by an “Annual Increase” equal to the smallest of (a) 3% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, and (b) a lesser amount determined by the Board of Directors.  Accordingly, on January 1, 2011, the share reserve was increased by 981,615 shares to 2,142,953 shares; on January 1, 2012, the share reserve was increased by 984,315 shares to 2,740,768 shares; on January 1, 2013, the share reserve was increased by 993,966 shares to 3,166,234 shares; and on January 1, 2014, the share reserve was increased by 998,102 shares to 3,497,336 shares.

As of March 15, 2014, options were outstanding under the 2010 Plan for a total of 3,526,000 shares of our common stock and a total of 102,250 shares were subject to unvested awards of “full value awards” (e.g., awards other than stock options and stock appreciation rights) were outstanding under the 2010 Plan.  As of that date, a total of 2,935,336 shares remained available for the future grant of awards under the 2010 Plan.

Our average annual burn rate (gross number of shares granted during the year divided by weighted common shares outstanding) for the three years ending December 31, 2013 was 1.68%.  On an annual basis, the burn rate for the prior three (3) years was approximately 2.04%, 1.74%, and 1.24% for the annual periods ending December 31, 2013, December 31, 2012, and December 31, 2011, respectively.

As is the case with the 2010 Plan, if any award granted under the Restated Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the Restated Plan.  Shares will not be treated as having been issued under the Restated Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash.  Shares that are withheld or reacquired by the Company in satisfaction of a tax withholding obligation or that are tendered in payment of the exercise price of an option will not be made available for new awards under the Restated Plan.  Upon the exercise of a stock appreciation right or net-exercise of an option, the number of shares available under the Restated Plan will be reduced by the gross number of shares for which the award is exercised.

Adjustments for Capital Structure Changes.  Appropriate and proportionate adjustments will be made to the number of shares authorized under the Restated Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock.

Section 162(m) Award Limits.  As described above, the Restated Plan established a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year which are intended to qualify as performance-based awards under Section 162(m) of the Code, as follows:

•                  No more than five hundred thousand (500,000) shares under stock-based awards within any fiscal year.

•                  No more than $2,000,000 for each full fiscal year contained in the performance period under cash-based awards.

These amounts are doubled with respect to the first fiscal year in which an employee is hired.

Administration.  The Restated Plan generally is administered by the Compensation Committee, although the Board of Directors retains the right to appoint another of its committees to administer the Restated Plan or to administer the Restated Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the Restated Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. (For purposes of this summary, the term “Compensation Committee” will refer to either such duly appointed committee or the Board of Directors.)  Subject to the provisions of the Restated Plan, the Compensation Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Compensation Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) of the Code or otherwise provided by the Restated Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The Restated Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Restated Plan. All awards granted under the Restated Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the Restated Plan. The Compensation Committee will interpret the Restated Plan and awards granted thereunder, and all determinations of the Compensation Committee generally will be final and binding on all persons having an interest in the Restated Plan or any award.

Prohibition of Option and SAR Repricing.  The Restated Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Compensation Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.

Eligibility.  Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company.  Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company.  As of March 15, 2014, we had approximately 84 employees, including six executive officers, and five non-employee directors who would be eligible under the Restated Plan.

Stock Options.  The Compensation Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these.  The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant.  However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.  As of March 15, 2014, the last closing price of our common stock as reported on the ASX was $3.38 per share as adjusted to account for conversion of CDIs into shares of common stock and converted into U.S. dollars based on the prevailing exchange rate on March 15, 2014.

The Restated Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Compensation Committee; or by any combination of these.  Nevertheless, the Compensation Committee may restrict the forms of payment permitted in connection with any option grant.  No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Compensation Committee.  The maximum term of any option granted under the Restated Plan is ten (10) years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five (5) years.  Unless otherwise permitted by the Compensation Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the Restated Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.  However, a nonstatutory stock option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Compensation Committee.

Stock Appreciation Rights.  The Compensation Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”).  A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right.  A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Compensation Committee.  The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares.  Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount.  At the Compensation Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock.  The maximum term of any stock appreciation right granted under the Restated Plan is ten (10) years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant.  If permitted by the Compensation Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Compensation Committee.  Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards.  The Compensation Committee may grant restricted stock awards under the Restated Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant.  The Compensation Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock.  Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Compensation Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards.  Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested.  Unless otherwise provided by the Compensation Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service.  Unless otherwise determined by the Compensation Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award and dividends paid in cash may be subject to such restrictions.

Restricted Stock Units.  The Compensation Committee may grant restricted stock units under the Restated Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement.  No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company.  The Compensation Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards.  Unless otherwise provided by the Compensation Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service.  Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards.  However, the Compensation Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends the Company pays.

Performance Awards.  The Compensation Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Compensation Committee determines in writing and sets forth in a written agreement between the Company and the participant.  These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Compensation Committee at the time of grant in the case of performance units.  Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period.  To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Compensation Committee will establish one or more performance goals applicable to the award.  Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Compensation Committee.  The Compensation Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return, employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; and completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Compensation Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Compensation Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Compensation Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant.  The Compensation Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a Covered Employee within the meaning of Section 162(m) of the Code (with respect to awards intended to qualify as performance-based awards under Section 162(m) of the Code).  However, no such reduction may increase the amount paid to any other participant.  The Compensation Committee may make positive or negative adjustments to performance award payments to participants other than Covered Employees to reflect the participant’s individual job performance or other factors determined by the Compensation Committee.  In its discretion, the Compensation Committee may provide for a participant awarded performance shares of to receive dividend equivalent rights with respect to cash dividends paid on the Company’s common stock.  The Compensation Committee may provide for performance award payments in lump sums or installments.  If any payment is to be made on a deferred basis, the Compensation Committee may provide for the payment of dividend equivalent rights or interest during the deferral period.

Cash-Based Awards and Other Stock-Based Awards.  The Compensation Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Compensation Committee determines.  Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards.  Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards.  Settlement of awards may be in cash or shares of common stock, as determined by the Compensation Committee.  A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award.  The Compensation Committee may grant dividend equivalent rights with respect to other stock-based awards.  The effect on such awards of the participant’s termination of service will be determined by the Compensation Committee and set forth in the participant’s award agreement.

Deferred Compensation Awards.  The Restated Plan authorizes the Compensation Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Compensation Committee, who may be limited to directors or members of a select group of management or highly compensated employees, may make an advance election to receive an award of stock options, stock appreciation rights, restricted stock or restricted stock units in lieu of director fees or bonuses otherwise payable in cash. The Compensation Committee will determine basis on which the number of shares subject to an equity award granted in lieu of cash compensation will be determined.  Such awards will be subject to the applicable provisions of the Restated Plan.

Change in Control.  Unless otherwise defined in a participant’s award or other agreement with the Company, the Restated Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the Restated Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) stockholder approval of a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Compensation Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control.  In general, any awards which are not assumed, substituted for or otherwise continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control.  Subject to the restrictions of Section 409A of the Code, the Compensation Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The Restated Plan also authorizes the Compensation Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Compensation Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control.

Awards Subject to Section 409A of the Code.  Certain awards granted under the Restated Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A of the Code.  Any such awards will be required to comply with the requirements of Section 409A of the Code.  Notwithstanding any provision of the Restated Plan to the contrary, the Compensation Committee is authorized, in its sole discretion and without the consent of any participant, to amend the Restated Plan or any award agreement as it deems necessary or advisable to comply with Section 409A of the Code.

Amendment, Suspension or Termination.  The Restated Plan will continue in effect until its termination by the Compensation Committee, provided that no awards may be granted under the Restated Plan following the tenth anniversary of the date the Restated Plan became effective.  The Compensation Committee may amend, suspend or terminate the Restated Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the Restated Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law.  No amendment, suspension or termination of the Restated Plan may affect any outstanding award unless expressly provided by the Compensation Committee, and, in any event, may not have a materially adverse effect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Restated Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.  Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares.  If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes.  If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition.  Any gain in excess of that amount will be a capital gain.  If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss.  Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.  Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.  Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status.  A participant generally recognizes no taxable income upon receipt of such an option.  Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss.  We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.  A participant recognizes no taxable income upon the receipt of a stock appreciation right.  Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.  A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares.  The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.  A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award.  Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New Restated Plan Benefits

Because it is within the Compensation Committee’s discretion to determine which directors, employees, and consultants receive awards under the Restricted Plan, and the types and amounts of those awards, it is not possible at present to specify the persons to whom awards will be granted in the future or the amounts and types of individual grants.  However, it is anticipated that, among others, all of our current executive officers, including our named executive officers, will continue to receive awards under the Restated Plan.

Options Granted to Certain Persons

The following table shows the number of shares subject to options issued under the 2010 Plan since its inception to:

•                  The named executive officers;

•                  All current executive officers as a group;

•                  All current directors who are not executive officers; and

•                  All employees as a group (excluding executive officers).

Name and Position	Number of Shares Subject to Options

Robert B. Stockman Chief Executive Officer	900,000

Robert K. Schultz, Ph.D. President and Chief Operating Officer	209,500

Katrina L. Thompson Chief Financial Officer and Corporate Secretary	179,500

Jeffrey A. Anderson SVP, Clinical and Regulatory Affairs	197,500

Name and Position	Number of Shares Subject to Options

Donald K. Brandom, Ph.D. SVP, Product Development	242,500

All current executive officers as a group (6 persons)	2,324,000

All current directors who are not executive officers, as a group (5 persons)	450,000

All employees as a group (excluding current executive officers)	580,000

Section 162(m) of the Code

As described above, we have attempted to structure the Restated Plan in such a manner that the compensation attributable to stock options, stock appreciation rights and other performance-based awards which meet the other requirements of Section 162(m) of the Code will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE.

PROPOSAL 12 — APPROVAL OF THE ISSUANCE AND TRANSFER OF SECURITIES UNDER THE AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN

Introduction

ASX Listing Rule 7.1 provides that the prior approval of our stockholders is required for an issue of equity securities if the securities will, when aggregated with the securities issued by the Company during the previous 12 months, exceed 15% of the number of securities on issue at the commencement of that 12 months.

ASX Listing Rule 7.2 (Exception 9) sets out an exception to ASX Listing Rule 7.1. This rule provides that issues under an employee incentive scheme are exempt for a period of three years if stockholders approve the issue of securities under the scheme for the purposes of this exception.

Accordingly, Proposal 12 seeks approval from our stockholders to approve the issuance and transfer of securities under the Amended and Restated 2010 Equity Incentive Plan. A complete copy of the Amended and Restated 2010 Equity Incentive Plan is set forth in Appendix A to this Proxy Statement.

Approval of this Proposal 12 will mean that for the period of three years following the date of this Annual Meeting, any issues or transfers of securities made under the Amended and Restated 2010 Equity Incentive Plan will be excluded from the calculation of the Company’s 15% issue capacity under ASX Listing Rule 7.1 and, to the extent applicable, from the Company’s additional 10% placement capacity under ASX Listing Rule 7.1A (assuming Proposal 9 is approved by stockholders).

The Board of Directors last sought and obtained approval of its stockholders to adopt the 2010 Equity Incentive Plan in May 2013. As a result of the amendments being made to the 2010 Equity Incentive Plan (as described in Proposal 11 above), the Company is now requesting that its stockholders approve the Amended and Restated 2010 Equity Incentive Plan at this Annual Meeting for the purposes of ASX Listing Rule 7.2 (Exception 9) so that we may continue to offer a compensation program that will attract, retain, motivate, and reward the experienced, highly qualified, and performance-based directors, employees, and consultants who will contribute to our success and align their and the Company’s interests with those of our stockholders through our ability to grant a variety of equity-based awards.

A summary of the principal provisions of the Amended and Restated 2010 Equity Incentive Plan is set out in the notes to Proposal 11 above.

The number of securities issued under the 2010 Equity Incentive Plan since its last approval for ASX purposes in May 2013 is 787,000 options (exercisable over 787,000 shares of common stock) and 47,500 shares of restricted stock.

Voting Exclusion Statement

The Company will disregard any votes cast in respect of Proposal 12 by a Director of the Company or any associate of such Directors.

However, the Company need not disregard any vote cast by any such persons if:

•                              it is cast as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or

•                              it is cast by a Director who is chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

Vote Required for Approval

Approval of the Amended and Restated 2010 Equity Incentive Plan requires the affirmative vote of a majority of the shares of common stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUE AND TRANSFER OF SECURITIES UNDER THE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information about the beneficial ownership of our common stock (as converted and aggregated for any holdings in the form of CHESS Depositary Interests) as of March 15, 2014 by:

•            each stockholder known to beneficially own five percent or more of our stock (“principal stockholders”);

•            each of our directors;

•            each of our named executive officers; and,

•            all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned and the percentage ownership by a person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 15, 2014 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name, based on information provided to us by such stockholders. Except as otherwise indicated, the address of each stockholder is c/o REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A.

Name and Address of Beneficial Owner	Number of Shares of Common Stock (1)	Percent of Common Stock (1)

Principal Stockholders:
Domain Partners (2)	3,691,188	11.0%
Elliott Associates, L.P. (3)	3,227,031	9.6%
Saints Capital Everest, L.P. (4)	3,223,513	9.6%
Brookside Capital Partners Fund, LP (5)	2,965,022	8.9%
Stephen Feinberg (6)	2,884,426	8.6%
Medtronic, Inc. (7)	2,635,479	7.9%

Directors and Named Executive Officers:
Robert Stockman(8)	2,992,595	8.7%
Katrina L. Thompson (9)	576,000	1.7%
Jeffrey A. Anderson (10)	232,500	*
Donald K. Brandom, Ph.D. (11)	397,550	1.2%
Robert K. Schultz, Ph.D. (12)	966,000	2.6%
Brian H. Dovey (13)	3,781,188	11.3%
Anne Keating (14)(15)	111,482	*
Gordon E. Nye (15)	923,131	2.8%
James J. Schiro (15)	99,091	*
Robert Thomas (15)(16)	155,000	*

All directors and executive officers as a group (11 persons)	10,544,537	28.6%

*                 Indicates beneficial ownership of less than 1% of our shares of common stock.

(1)         Number of shares owned as shown both in this table and the accompanying footnotes and percentage ownership is based on 33,459,203 shares of common stock (which is equivalent to 334,592,030 CDIs) outstanding on March 15, 2014.

(2)         The address of Domain Partners is One Palmer Square, Suite 515, Princeton, NJ 08542. 3,606,002 of the shares of common stock are held directly by Domain Partners V, L.P. and 85,186 of the shares of common stock are held directly by DP V Associates, L.P. One Palmer Square Associates V, L.L.C. is the general partner of Domain Partners V, L.P. and DP V Associates L.P. and has voting and dispositive power with respect to the shares. The managing members of One Palmer Square Associates V, L.L.C. consist of James C. Blair, Brian H. Dovey, Jesse I. Treu, and Kathleen K. Schoemaker. Each of these individuals disclaims beneficial ownership except to the extent of their respective pecuniary interest therein.

(3)         The address of Elliott Associates, L.P. is 40 West 57th Street, 30th Floor, New York, NY 10019. Elliott Associates, L.P. has voting and dispositive power with respect to the shares. The general partners of Elliott Associates, L.P. are Paul E. Singer (“Singer”), Elliott Capital Advisors, L.P., a Delaware limited partnership (“Capital Advisors”), which is controlled by Singer, and Elliott Special GP, LLC, a Delaware limited liability company (“Special GP”), which is controlled by Singer.

(4)         The address of Saints Capital Everest, L.P. is 475 Sansome Street, Suite 1850, San Francisco, CA 94111. Saints Capital Everest, LLC is the general partner of Saints Capital Everest, L.P. and has voting and dispositive power with respect to the shares. The Managing Members of Saints Capital Everest, LLC consist of Scott Halsted, Ken Sawyer, David Quinlivan, and Ghia Griarte. Each of these individuals disclaims beneficial ownership except to the extent of their respective pecuniary interest therein.

(5)         The address of Brookside Capital Partners Fund, L.P. is John Hancock Tower, 200 Clarendon St., Boston, MA 02116. 2,783,204 of the shares are held directly by Brookside Capital Partners Fund, LP and 181,818 of the shares are held by Brookside Capital Trading Fund L.P. Matt McPherron, the Managing Director of Brookside Capital Partners Fund, LP, has voting and dispositive power with respect to the shares. Mr. McPherron disclaims beneficial ownership except to the extent of his pecuniary interests therein.

(6)         The address for Stephen Feinberg is c/o Cerberus Capital Management, L.P., 299 Park Avenue, New York, NY 10171. Cerberus America Series Two Holdings, LLC holds 26,167 shares of common stock, Cerberus International, Ltd. holds 995,553 shares of common stock, Cerberus Partners, L.P. holds 520,641 shares of common stock, Cerberus Series Four Holdings, LLC holds 1,046,486 shares of common stock, and Gabriel Assets, LLC (collectively with Cerberus America Series Two Holdings, LLC, Cerberus International, Ltd., Cerberus Partners, L.P. and Cerberus Series Four Holdings, LLC, the “Cerberus Entities”) holds 295,579 shares of common stock. Stephen Feinberg, through one or more entities, possesses the sole power to vote and the sole power to direct the disposition of all securities of REVA held by the Cerberus Entities.

(7)         The address of Medtronic, Inc. is 710 Medtronic Parkway, Minneapolis, MN 55432.

(8)         Includes 335,294 shares of common stock held by Group Outcome Investors I, LLC. A trust established for the benefit of one of Mr. Stockman’s children who resides in Mr. Stockman’s household beneficially owns the 335,294 shares. Also includes 1,347,070 shares of common stock held by Kenneth Rainin Administrative Trust U/D/T Dated 3/26/1990 and 227,718 shares held by Mr. Stockman’s spouse Lisa Stockman. Mr. Stockman, along with Jennifer Rainin, are co-trustees of the Kenneth Rainin Administrative Trust U/D/T Dated 3/26/1990 and have voting and dispositive power with respect to these shares. Mr. Stockman disclaims beneficial ownership except to the extent of his pecuniary interest therein. Includes options to purchase 900,000 shares that are immediately exercisable.

(9)         Includes options to purchase 464,500 shares that are immediately exercisable.

(10)  Includes options to purchase 232,500 shares that are immediately exercisable.

(11)  Includes options to purchase 342,500 shares that are immediately exercisable.

(12)  Includes 5,000 shares held by the Schultz Family Trust.  Also includes options to purchase 729,500 shares that are immediately exercisable.

(13)  Includes 3,606,002 shares of common stock held by Domain Partners V, L.P., 85,186 shares of common stock held by DP V Associates, L.P., and options to purchase 90,000 shares that are immediately exercisable. One Palmer Square Associates V, L.L.C. is the general partner of Domain Partners V, L.P. and DP V. Associates L.P. and has voting and dispositive power with respect to the shares. The managing members of One Palmer Square Associates V, L.L.C. consist of James C. Blair, Brian H. Dovey, Jesse I. Treu, and Kathleen K. Schoemaker. Mr. Dovey disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(14)  Includes 21,432 shares held by Sratford Gem Pty Ltd., as trustee for the Anne Keating Super Fund. Ms. Keating is the beneficial owner and has voting and dispositive power with respect to these shares.

(15)  Includes options to purchase 90,000 shares that are immediately exercisable.

(16)  Includes 65,000 shares held by two superannuation funds established by Mr. Thomas. Mr. Thomas is the beneficial owner and has voting and dispositive power with respect to these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of our Company. Officers, directors, and greater than ten percent beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon information furnished to us and contained in reports filed with the SEC, as well as any written representations that no other reports were required, we believe that all required reports were timely filed during 2013.

RELATED PARTY TRANSACTIONS

Policy for Approval of Related Party Transactions

Pursuant to the written charter of our audit committee, the audit committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, our directors, beneficial owners of more than five percent of our securities, immediate family members of the foregoing persons, and any other persons whom our Board determines may be considered related parties, has or will have a direct or indirect material interest. If advanced approval is not feasible, the audit committee has the authority to ratify a related party transaction at the next audit committee meeting. For purposes of our audit committee charter, a material interest is deemed to be any consideration received by such a party in excess of $120,000 per year.

In reviewing and approving such transactions, the audit committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the Chair of the audit committee in respect of any transaction in which the expected amount is less than $250,000. No related party transaction may be entered into prior to the completion of these procedures.

The audit committee or its Chair, as the case may be, shall approve only those related party transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the Chair determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the material terms of the transaction, the nature of the related party’s interest in the transaction, the significance of the transaction to the related party and the nature of our relationship with the related party, the significance of the transaction to us, and whether the transaction would be likely to impair (or create an appearance of impairing) the judgment of a director or executive officer to act in our best interest. No member of the audit committee may participate in any review, consideration, or approval of any related party transaction with respect to which the member or any of his or her immediate family members is the related party, except that such member of the audit committee will be required to provide all material information concerning the related party transaction to the audit committee.

Certain transactions with related parties will be subject to stockholder approval in accordance with ASX Listing Rules, including but not limited to, any issuances of securities to related parties.

Related Person Transactions

During our fiscal year ending December 31, 2013, there were no transactions, or currently proposed transactions, in which we were or are to be a participant involving an amount exceeding $120,000, and in which any related person had or will have a direct or indirect material interest, other than the compensation arrangements with directors and executive officers, which are described under the “Executive Compensation” section.

ADDITIONAL INFORMATION

Stockholder Proposals for 2015 Annual Meeting

Stockholders interested in submitting a proposal for consideration at our 2015 Annual Meeting must do so by sending such proposal to our Corporate Secretary at REVA Medical, Inc., 5751 Copley Drive, San Diego, CA 92111, U.S.A. Under the SEC’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2015 Annual Meeting is December 3, 2014 (U.S. Pacific Standard Time). Accordingly, in order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2015 Annual Meeting, any such stockholder proposal must be received by our Corporate Secretary on or before December 3, 2014 (U.S. Pacific Standard Time), and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as well as the applicable requirements of our amended and restated bylaws. Any stockholder proposal received after December 3, 2014 (U.S. Pacific Standard Time) will be considered untimely, and will not be included in our proxy materials. In addition, stockholders interested in submitting a proposal outside of Rule 14a-8 must properly submit such a proposal in accordance with our amended and restated bylaws.

Our amended and restated bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our Corporate Secretary must be received at our principal executive offices not less than 90 days no more than 120 days prior to the anniversary date of the preceding year’s Annual Meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2015 Annual Meeting, such a proposal must be received by the Company on or after January 12, 2015 (U.S. Pacific Standard Time) but no later than February 11, 2015 (U.S. Pacific Standard Time). If the date of the 2015 Annual Meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the 2014 Annual Meeting, notice must be received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which the public announcement of the date of such meeting is first made.

Householding of Annual Meeting Materials

We have adopted “householding,” a procedure approved by the SEC under which our stockholders who share an address will receive a single copy of the Annual Report and Proxy Statement, or a single notice addressed to those stockholders. This procedure reduces printing costs and mailing fees, while also reducing the environmental impact of the distribution. If you reside at the same address as another stockholder and wish to receive a separate copy of the applicable materials, you may do so by making a written or oral request to:  REVA Medical, Inc., 5751 Copley Drive, San Diego, CA 92111, U.S.A. Attention:  Investor Relations; by calling, (858) 966-3045; or, by e-mailing to IR@revamedical.com. Upon your request, we will promptly deliver a separate copy to you. The Proxy Statement and our Annual Report are also available at www.envisionreports.com/RVA.

OTHER BUSINESS

The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By order of the Board of Directors,

/s/ Katrina L. Thompson

Katrina L. Thompson
Chief Financial Officer and Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the ASX and the SEC, including Forms 10-K, 10-Q, and 8-K. These materials can be found in the “Investors” section under “ASX Announcements” and “SEC Filings” of our website at www.revamedical.com. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:

Corporate Secretary

REVA Medical, Inc.

5751 Copley Drive

San Diego, California 92111, U.S.A.

Appendix A

REVA Medical, Inc.

2010 Equity Incentive Plan

(As Amended and Restated)

1.              ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1       Establishment.  The REVA Medical, Inc. 2010 Equity Incentive Plan (the “Plan”) was established effective as of November 15, 2010 (the “Effective Date”).  On March 15, 2014, the Compensation Committee approved an amendment and restatement of the Plan, effective as of the date the stockholders of the Company approve the Plan, as amended and restated.

1.2       Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.  The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3       Term of Plan.  The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.              DEFINITIONS AND CONSTRUCTION.

2.1       Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)                     “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities.  For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b)                     “ASX” means ASX Limited ACN 008 624 691 or the market it operates, as the context requires.

(c)                      “ASX Listing Rules” means the Listing Rules of ASX and any other rules of ASX which are applicable while the Company is admitted to the official list of ASX, each as amended or replaced from time to time, except to the extent of any express written waiver by ASX.

(d)                     “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(e)                      “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(f)                       “Board” means the Board of Directors of the Company.

(g)                      “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 12.

(h)                     “Cashless Exercise” means a Cashless Exercise as defined in Section 7.3(b)(i).

(i)                         “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s failure to substantially perform the Participant’s customary duties with a Participating Company in the ordinary course (other than such failure resulting from the Participant’s incapacity due to physical or mental illness) that, if susceptible to cure, has not been cured as determined by the Participating Company within 30 days after a written demand for substantial performance is delivered to the Participant by the Participating Company, which demand specifically identifies the manner in which the Participating Company believes that the Participant has not substantially performed the Participant’s duties; (ii) the Participant’s gross negligence, intentional misconduct or fraud in the performance of his or her Service; (iii) the Participant’s indictment (or equivalent) for a felony or to a crime involving fraud or dishonesty; (iv) a judicial determination that the Participant committed fraud or dishonesty against any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity; (v) the Participant’s material violation of one or more of the Participating Company Group’s policies applicable to the Participant’s Service as may be in effect from time to time; or (vi) the Participant’s conduct that brings or could reasonably be expected to bring the Participating Company Group into public disgrace or disrepute and that has a material adverse effect on the business of the Participating Company Group.

(j)                        “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement, the occurrence of any one or a combination of the following:

(i)                                     any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)                                  an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(gg)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)                               approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(j) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities.  The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(k)                     “Code” means the United States Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

(l)                         “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board.  If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(m)                 “Company” means REVA Medical, Inc., a Delaware corporation, or any successor corporation thereto.

(n)                     “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(o)                     “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(p)                     “Director” means a member of the Board.

(q)                     “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(r)                        “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(s)                       “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.  The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.  For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(t)                        “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(u)                     “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)                                     Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a securities exchange or quotation system (including without limitation ASX), the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on that securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal, the Australian Financial Review or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)                                  Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A.  The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period.  The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii)                               If, on such date, the Stock is not listed or quoted on a securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(v)                     “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(w)                   “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(x)                     “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(y)                     “Listing Rules” means the applicable listing rules of the securities exchange market on which the Company’s Stock is listed for trading, which include, while the Company is listed on ASX, the ASX Listing Rules.

(z)                      “Net Exercise” means a Net Exercise as defined in Section 7.3(b)(iii).

(aa)              “Nonemployee Director” means a Director who is not an Employee.

(bb)              “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(cc)                “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(dd)              “Officer” means any person designated by the Board as an officer of the Company.

(ee)                “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(ff)                  “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 12.

(gg)                “Ownership Change Event” means the occurrence of any of the following with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(hh)              “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(ii)                      “Participant” means any eligible person who has been granted one or more Awards.

(jj)                    “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(kk)              “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(ll)                      “Performance Award” means an Award of Performance Shares or Performance Units.

(mm)      “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 11.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(nn)              “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(oo)              “Performance Goal” means a performance goal established by the Committee pursuant to Section 11.3.

(pp)              “Performance Period” means a period established by the Committee pursuant to Section 11.3 at the end of which one or more Performance Goals are to be measured.

(qq)              “Performance Share” means a right granted to a Participant pursuant to Section 11 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(rr)                    “Performance Unit” means a right granted to a Participant pursuant to Section 11 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(ss)                  “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(tt)                    “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 9.

(uu)              “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 9.

(vv)              “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 10 to receive on a future date or event a share of Stock or cash in lieu thereof, as determined by the Committee.

(ww)          “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(xx)              “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 8 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(yy)              “Section 162(m)” means Section 162(m) of the Code.

(zz)                “Section 409A” means Section 409A of the Code.

(aaa)       “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(bbb)       “Securities Act” means the United States Securities Act of 1933, as amended.

(ccc)          “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant.  Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service.  Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company.  However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(ddd)       “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 5.4.

(eee)          “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 7.3(b)(ii).

(fff)             “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(ggg)          “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(hhh)       “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(iii)                   “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2       Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.              EFFECT OF ASX LISTING RULES ON OPERATION OF THE PLAN.

If the Company is admitted to the official list of ASX, then, for so long as the Company is admitted to the official list of ASX, the following Sections apply:

(a)         Notwithstanding anything contained in this Plan, if the ASX Listing Rules prohibit an act being done, the act shall not be done.

(b)         Nothing contained in this Plan prevents an act being done that the ASX Listing Rules require to be done.

(c)          If the ASX Listing Rules require an act to be done or not to be done, authority is given for that act to be done or not to be done (as the case may be).

(d)         If the ASX Listing Rules require this Plan to contain a provision and it does not contain such a provision, this Plan is deemed to contain that provision.

(e)          If the ASX Listing Rules require this Plan not to contain a provision and it contains such a provision, this Plan is deemed not to contain that provision.

(f)           If any provision of this Plan is or becomes inconsistent with the ASX Listing Rules, this Plan is deemed not to contain that provision to the extent of the inconsistency.

4.              ADMINISTRATION.

4.1       Administration by the Committee.  The Plan shall be administered by the Committee.  All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith.  Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award

Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.  All expenses reasonably incurred by the Company in the administration of the Plan shall be paid by the Company.

4.2       Authority of Officers.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has actual authority with respect to such matter, right, obligation, determination or election.  The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Person; provided, however, that (a) the exercise price per share of each such Award which is an Option or SAR shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to guidelines as shall be established from time to time by resolution of the Board or the Committee.

4.3       Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

4.4       Committee Complying with Section 162(m).  If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

4.5       Powers of the Committee.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)         to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)         to determine the type of Award granted;

(c)          to determine the Fair Market Value of shares of Stock or other property;

(d)         to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)          to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f)           to approve one or more forms of Award Agreement;

(g)          to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)         to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)             to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j)            to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

4.6       Option or SAR Repricing.  without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price or payments in cash.  This Section shall not apply to adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 424(a) or Section 409A of the Code or to an adjustment pursuant to Section 5.4.

4.7       Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

5.              SHARES SUBJECT TO PLAN.

5.1       Maximum Number of Shares Issuable.  Subject to adjustment as provided in Sections 5.2, 5.3 and 5.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to two million six hundred twenty eight thousand and eight hundred and thirty eight (2,628,838) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

5.2       Annual Increase in Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 5.4, the maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 5.1 shall be cumulatively increased automatically on January 1, 2011 and on each subsequent January 1 through and including January 1, 2020, by a number of shares (the “Annual Increase”) equal to the smaller of (a) three percent (3%) of the number of shares of Stock issued and outstanding on the immediately preceding December 31, or (b) an amount determined by the Board.

5.3       Share Counting.  If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan.  Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.  Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 17.2 shall not again be available for issuance under the Plan.  Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which such SAR was exercised.  If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

5.4       Adjustments for Changes in Capital Structure.  Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the number of shares resulting from any prior Annual Increase, the Award limits set forth in Section 6.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion.  Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award.  The Committee, in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods.  The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

5.5       Assumption or Substitution of Awards.  The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

6.              ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

6.1       Persons Eligible for Awards.  Awards may be granted only to Employees, Consultants and Directors.

6.2       Participation in the Plan.  Awards are granted solely at the discretion of the Committee.  Eligible persons may be granted more than one Award.  However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

6.3       Incentive Stock Option Limitations.

(a)         Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.  Subject to adjustment as provided in Section 5.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 2,628,838 shares, cumulatively increased on January 1, 2011 and on each subsequent January 1, through and including January 1, 2020, by a number of shares equal to the Annual Increase determined under Section 5.2.  The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 5.1, subject to adjustment as provided in Sections 5.2, 5.3 and 5.4.

(b)         Persons Eligible.  An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”).  Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c)          Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options.  For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising.  In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Upon exercise, shares issued pursuant to each such portion shall be separately identified.

6.4       Section 162(m) Award Limits.  Subject to adjustment as provided in Section 5.4, no Covered Employee shall be granted within any fiscal year of the Company one or more Awards intended to qualify for treatment as Performance-Based Compensation which in the aggregate are for more than five hundred thousand (500,000) shares or, if applicable, which could result in such Covered Employee receiving more than $2,000,000 for each full fiscal year of the Company contained in the Performance Period for such Award.  The above limits shall be doubled with respect to any such Awards granted to an Employee in the fiscal year he or she is hired.

7.              STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish.  Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1       Exercise Price.  The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or 424(a) of the Code.

7.2       Exercisability and Term of Options.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act).  Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.  Notwithstanding the foregoing, for so long as the Plan is intended to comply with Section 25102(o) of the California Corporations Code, to the extent required by applicable law Options issued under the Plan shall contain the minimum post termination exercise periods required under Section 25102(o) and the applicable regulations promulgated thereunder.

7.3       Payment of Exercise Price.

(a)         Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 7.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof.  The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)         Limitations on Forms of Consideration.

(i)                                     Cashless Exercise.  A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii)                                  Stock Tender Exercise.  A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised.  A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii)                               Net Exercise.  A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

7.4       Effect of Termination of Service.

(a)         Option Exercisability.  Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i)                                     Disability.  If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)                                  Death.  If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.  The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii)                               Termination for Cause.  Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)                              Other Termination of Service.  If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)         Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 7.4(a) is prevented by the provisions of Section 15 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 7.4(a), but in any event no later than the Option Expiration Date.

7.5       Transferability of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

8.              STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1       Types of SARs Authorized.  SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”).  A Tandem SAR may only be granted concurrently with the grant of the related Option.

8.2       Exercise Price.  The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.  Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

8.3       Exercisability and Term of SARs.

(a)         Tandem SARs.  Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.  The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms.  A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled.  Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised.  Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)         Freestanding SARs.  Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act).  Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

8.4       Exercise of SARs.  Upon the exercise (or deemed exercise pursuant to Section 8.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.  Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR.  When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR.  For purposes of Section 8, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 8.5.

8.5       Deemed Exercise of SARs.  If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

8.6       Effect of Termination of Service.  Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 7.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

8.7       Transferability of SARs.  During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

9.              RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1       Types of Restricted Stock Awards Authorized.  Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right.  Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 11.4.  If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 11.3 through 11.5(a).

9.2       Purchase Price.  The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion.  No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

9.3       Purchase Period.  A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

9.4       Payment of Purchase Price.  Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

9.5       Vesting and Restrictions on Transfer.  Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 11.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 9.8.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

9.6       Voting Rights; Dividends and Distributions.  Except as provided in this Section, Section 9.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that unless otherwise determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders).  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 5.4, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

9.7       Effect of Termination of Service.  Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

9.8       Nontransferability of Restricted Stock Award Rights.  Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution.  All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.       RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish.  Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1                        Grant of Restricted Stock Unit Awards.  Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 11.4.  If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 11.3 through 11.5(a).

10.2                        Purchase Price.  No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

10.3                        Vesting.  Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 11.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the later of (i) last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

10.4                        Voting Rights, Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated.  Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee.  The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Such cash amounts and/or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 5.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

10.5                        Effect of Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

10.6                        Settlement of Restricted Stock Unit Awards.  The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 10.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any.  If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement.  Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

10.7                        Nontransferability of Restricted Stock Unit Awards.  The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.       PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1                        Types of Performance Awards Authorized.  Performance Awards may be granted in the form of either Performance Shares or Performance Units.  Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

11.2                        Initial Value of Performance Shares and Performance Units.  Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 5.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant.  The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

11.3                        Establishment of Performance Period, Performance Goals and Performance Award Formula.  In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant.  Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain.  Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period.  The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

11.4                        Measurement of Performance Goals.  Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a)         Performance Measures.  Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award.  Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee.  Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award.  Performance Measures may be one or more of the following, as determined by the Committee:

(i)                                             revenue;

(ii)                                          sales;

(iii)                                       expenses;

(iv)                                      operating income;

(v)                                         gross margin;

(vi)                                      operating margin;

(vii)                                   earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii)                                pre-tax profit;

(ix)                                      net operating income;

(x)                                         net income;

(xi)                                      economic value added;

(xii)                                   free cash flow;

(xiii)                                operating cash flow;

(xiv)                               balance of cash, cash equivalents and marketable securities;

(xv)                                  stock price;

(xvi)                               earnings per share;

(xvii)                            return on stockholder equity;

(xviii)                         return on capital;

(xix)                               return on assets;

(xx)                                  return on investment;

(xxi)                               total stockholder return;

(xxii)                            employee satisfaction;

(xxiii)                         employee retention;

(xxiv)                        market share;

(xxv)                           customer satisfaction;

(xxvi)                        product development;

(xxvii)                     research and development expenses;

(xxviii)                  completion of an identified special project; and

(xxix)                        completion of a joint venture or other corporate transaction.

(b)         Performance Targets.  Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period.  A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

11.5                        Settlement of Performance Awards.

(a)         Determination of Final Value.  As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)         Discretionary Adjustment of Award Formula.  In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.  If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.  No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c)          Effect of Leaves of Absence.  Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d)         Notice to Participants.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 11.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e)          Payment in Settlement of Performance Awards.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 11.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 16.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award.  Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee.  Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum.  If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement.  If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f)           Provisions Applicable to Payment in Shares.  If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement.  Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 9.5.  Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 9.5 through 9.8 above.

11.6                        Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited.  Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee.  The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee.  Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 11.5.  Dividend Equivalent Rights shall not be paid with respect to Performance Units.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 5.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

11.7                        Effect of Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)         Death or Disability.  If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period.  Payment shall be made following the end of the Performance Period in any manner permitted by Section 11.5.

(b)         Other Termination of Service.  If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 11.7(a).  Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 11.5.

11.8                        Nontransferability of Performance Awards.  Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

12.       CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

12.1                        Grant of Cash-Based Awards.  Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

12.2                        Grant of Other Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine.  Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

12.3                        Value of Cash-Based and Other Stock-Based Awards.  Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee.  Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee.  The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 11.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.  The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 11.

12.4                        Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards.  Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines.  The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 11.  To the extent applicable and permitted, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

12.5                        Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award.  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated.  Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 10.4.  Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 5.4, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

12.6                        Effect of Termination of Service.  Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service.  Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

12.7                        Nontransferability of Cash-Based Awards and Other Stock-Based Awards.  Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

13.       STANDARD FORMS OF AWARD AGREEMENT.

13.1                        Award Agreements.  Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time.  No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

13.2                        Authority to Vary Terms.  The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

14.       CHANGE IN CONTROL.

14.1                        Effect of Change in Control on Awards.  Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a)         Accelerated Vesting.  In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions and to such extent as the Committee shall determine.

(b)         Assumption, Continuation or Substitution.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable.  For the purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control.  Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)          Cash-Out of Outstanding Stock-Based Awards.  The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award.  In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof.  Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

14.2                        Effect of Change in Control on Nonemployee Director Awards.  Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 16.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 14.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

14.3                        Federal Excise Tax Under Section 4999 of the Code.

(a)         Excess Parachute Payment.  In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b)         Determination by Independent Accountants.  To aid the Participant in making any election called for under Section 14.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 14.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”).  As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant.  For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code.  The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination.  The Company shall bear all fees and expenses the Accountants charge in connection with their services contemplated by this Section.

15.       COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law (including any applicable Listing Rules) with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

16.       COMPLIANCE WITH SECTION 409A.

16.1                        Awards Subject to Section 409A.  The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed.  The provisions of this Section 16 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation.  Such Awards may include, without limitation:

(a)         A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b)         Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture.  For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

16.2                        Deferral and/or Distribution Elections.  Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a)         Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b)         Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant.

(c)          Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 16.3.

16.3                        Subsequent Elections.  Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a)         No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b)         Each subsequent Election related to a payment in settlement of an Award not described in Section 16.4(a)(ii), 16.4(a)(iii) or 16.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c)          No subsequent Election related to a payment pursuant to Section 16.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d)         Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 16.3.

16.4                        Payment of Section 409A Deferred Compensation.

(a)         Permissible Payments.  Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i)                                     The Participant’s “separation from service” (as defined by Section 409A);

(ii)                                  The Participant’s becoming “disabled” (as defined by Section 409A);

(iii)                               The Participant’s death;

(iv)                              A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 16.2 or 16.3, as applicable;

(v)                                 A change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi)                              The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b)         Installment Payments.  It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c)          Required Delay in Payment to Specified Employee Pursuant to Separation from Service.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 16.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death.  All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d)         Payment Upon Disability.  All distributions of Section 409A Deferred Compensation payable by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election.  If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e)          Payment Upon Death.  If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.  If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f)           Payment Upon Change in Control.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.  Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 14.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 16.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g)          Payment Upon Unforeseeable Emergency.  The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency.  In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award.  All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred.  The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h)         Prohibition of Acceleration of Payments.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i)             No Representation Regarding Section 409A Compliance.  Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A.  No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

17.       TAX WITHHOLDING.

17.1                        Tax Withholding in General.  The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto.  The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

17.2                        Withholding in or Directed Sale of Shares.  The Committee shall have the right, but not the obligation, to cause the Company to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Committee, equal to all or any part of the tax withholding obligations of any Participating Company (provided such shares of Stock are not pledged or otherwise serve as security and the withholding of which would not trigger adverse accounting treatment).  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.  The Committee may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Committee in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

18.       AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time.  However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 5.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted.  No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee.  Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant.  Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

19.       MISCELLANEOUS PROVISIONS.

19.1                        Repurchase Rights.  Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

19.2                        Forfeiture Events.

(a)         The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b)         If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

19.3                        Provision of Information.  Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

19.4                        Rights as Employee, Consultant or Director.  No person, even though eligible pursuant to Section 6, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.  Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time.  To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

19.5                        Rights as a Stockholder.  A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 5.4 or another provision of the Plan.

19.6                        Delivery of Title to Shares.  Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

19.7                        Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

19.8                        Retirement and Welfare Plans.  Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan or the relevant laws expressly provide that such compensation shall be taken into account in computing a Participant’s benefit.

19.9                        Beneficiary Designation.  Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse.  If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

19.10                 Severability.  If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

19.11                 No Constraint on Corporate Action.  Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

19.12                 Unfunded Obligation.  Participants shall have the status of general unsecured creditors of the Company.  Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974.  No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company.  The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

19.13                 Choice of Law.  Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01T4LB 1 U P X + Annual Meeting Proxy Card . + A Proposals — Our Board of Directors recommends that our stockholders vote “FOR” Proposals 1 through 12, except for Brian H. Dovey with respect to Proposal 3 only, Anne Keating with respect to Proposal 4 only, Gordon E. Nye with respect to Proposal 5 only, James J. Schiro with respect to Proposal 6 only, Robert Thomas with respect to Proposal 7 only, and Robert B. Stockman with respect to Proposal 8 only, all of who abstain from making a recommendation on those Proposals due to their personal interests in those Proposals. IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. 4. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 15,000 options to purchase 15,000 shares of common stock to Anne Keating on the terms and conditions set forth in the Proxy Statement. 3. For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 10.14 and for all other purposes, to approve the grant of 15,000 options to purchase 15,000 shares of common stock to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement. 5. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 15,000 options to purchase 15,000 shares of common stock to Gordon E. Nye on the terms and conditions set forth in the Proxy Statement. 6. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 15,000 options to purchase 15,000 shares of common stock to James J. Schiro on the terms and conditions set forth in the Proxy Statement. 8. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 165,000 options to purchase 165,000 shares of common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement. 7. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 15,000 options to purchase 15,000 shares of common stock to Robert Thomas on the terms and conditions set forth in the Proxy Statement. 9. For the purposes of ASX Listing Rule 7.1A and for all other purposes, to approve the issuance of equity securities up to 10% of the issued capital of the company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set forth in the Proxy Statement. 10. To approve, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2013, as set forth in the Proxy Statement. 11. To approve the Company’s Amended and Restated 2010 Equity Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code. 01 - Brian H. Dovey 1. To elect the two Class I directors named in the Proxy Statement to hold office for a term of three years and until his successor is duly elected and qualified, or until his earlier resignation or removal. For Withhold 02 - Anne Keating For Withhold 12. For the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the issuance and transfer of securities under the Amended and Restated 2010 Equity Incentive Plan on the terms and conditions set forth in the Proxy Statement, as an exception to ASX Listing Rule 7.1 For Against Abstain MMMMMMMMMMMM MMMMMMMMMMMMMMM 000004 1234 5678 9012 345 MMMMMMM 1 9 5 7 4 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 Admission Ticket qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:30 p.m., U.S. Pacific Daylight Time, on May 8, 2014 (4:30 p.m. on 9 May 2013 Australian Eastern Standard Time). Vote by Internet • Go to www.envisionreports.com/RVA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS Proxy Solicited by Board of Directors for Annual Meeting — 13 May 2014 Australian Eastern Standard Time (which is May 12, 2014 U.S. Pacific Daylight Time) The Annual Meeting will be held Thursday, 13 May 2014 at 10:30 a.m. Australian Eastern Standard Time (which is 5:30 p.m. Wednesday, May 12, 2014 U.S. Pacific Daylight Time). The record date is 4:30 p.m. on 15 March 2014 Australian Eastern Daylight Time (which is 10:30 p.m. on March 14, 2014 U.S. Pacific Daylight Time). Katrina L. Thompson is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of REVA Medical, Inc. to be held on Tuesday, 13 May 2014 Australian Eastern Standard Time or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxy will have authority to vote FOR Proposals 1 through 12. In her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — REVA Medical, Inc. Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below. C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B, and C ON BOTH SIDES OF THIS CARD. + + 2014 Annual Meeting Admission Ticket 2014 Annual Meeting of Stockholders REVA Medical, Inc. 13 May 2014 at 10:30 a.m. Australian Eastern Standard Time (5:30 p.m. May 12, 2014 U.S. Pacific Daylight Time) AGL Theatre in the Museum of Sydney Corner of Phillip and Bridge Streets Sydney, NSW 2000, Australia Upon arrival, please present this admission ticket and photo identification at the registration desk. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

SRN/HIN: I9999999999 Lodge your vote: By Mail: Computershare Investor Services Pty Limited GPO Box 242 Melbourne Victoria 3001 Australia Alternatively you can fax your form to (within Australia) 1800 783 447 (outside Australia) +61 3 9473 2555 For Intermediary Online subscribers only (custodians) www.intermediaryonline.com For all enquiries call: (within Australia) 1300 850 505 (outside Australia) +61 3 9415 4000 CDI Voting Instruction Form . PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential. . . For your vote to be effective it must be received by 4:30pm (Australian Eastern Standard Time) on Friday, 9 May 2014 How to Vote on Items of Business Ten (10) CHESS Depositary Interests (CDIs) are equivalent to one share of common stock in REVA Medical, Inc., so that every 10 (ten) CDIs you own as at 4:30pm on 15 March 2014 Australian Eastern Daylight Time (10:30pm on March 14, 2014 U.S. Pacific Daylight Time) entitles you to one vote. You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CDI votes and to vote on the underlying shares. Signing Instructions Individual: Where the holding is in one name, the securityholder must sign. Joint Holding: Where the holding is in more than one name, all of the securityholders should sign. Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory (i.e. Sole Director, Sole Company Secretary or Director and Company Secretary). Delete titles as applicable. Comments & Questions: If you have any comments or questions for REVA Medical, Inc., please write them on a separate sheet of paper and return with this form. . GO ONLINE TO VOTE or turn over to complete the form www.investorvote.com.au Vote online or view the annual report, 24 hours a day, 7 days a week: Cast your vote Access the annual report Your secure access information is: . Control Number: 999999 PIN: 99999 Review and update your securityholding www.investorvote.com.au Online: . Samples/000001/000001/i *S000001Q01*

 I 9999999999 Change of address. If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with ’X’) should advise your broker of any changes. CDI Voting Instruction Form Please mark to indicate your directions CHESS Depositary Nominees will vote as directed Voting Instructions to CHESS Depositary Nominees Pty Ltd STEP 1 I/We being a holder of CHESS Depositary Interests of REVA Medical, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding in accordance with the following directions at the 2014 Annual General Meeting of REVA Medical, Inc. to be held at the AGL Theatre, Museum of Sydney, located at the corner of Bridge and Phillip Streets, Sydney NSW 2000 on Tuesday, 13 May 2014 at 10:30am Australian Eastern Standard Time (5:30pm on Monday, May 12, 2014 U.S. Pacific Daylight Time) and at any adjournment or postponement of that meeting. By submitting this CDI Voting Instruction Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting. STEP 2 Items of Business PLEASE NOTE: If you mark the Abstain box for an item, you are directing CHESS Depositary Nominees Pty Ltd not to vote on your behalf on a show of hands or a poll and your votes will not be counted in computing the required majority. . SIGN Signature of Securityholder(s) This section must be completed. Individual or Securityholder 1 Securityholder 2 Securityholder 3 Sole Director and Sole Company Secretary Director Director/Company Secretary Contact Name Contact Daytime Telephone Date ORDINARY BUSINESS 1. To elect the two Class I directors named in the Proxy Statement to hold office for a term of three years and until his successor is duly elected and qualified, or until his earlier resignation or removal. I ND SSSR V A 3 0 0 5 1 3 A / / XX Brian H. Dovey 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 If you do not mark either the 'For', 'Against', 'Withhold' or 'Abstain' box (as appropriate) your vote will not be counted. 8. To approve the grant of 165,000 options to purchase 165,000 shares of common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement. 3. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement. 4. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to Anne Keating on the terms and conditions set forth in the Proxy Statement. 5. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to Gordon E. Nye on the terms and conditions set forth in the Proxy Statement. 6. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to James J. Schiro on the terms and conditions set forth in the Proxy Statement. 7. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to Robert Thomas on the terms and conditions set forth in the Proxy Statement. For Withhold For Against Abstain Anne Keating For Withhold To approve, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2013, as set forth in the Proxy Statement; 10. For the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the issuance and transfer of securities under the Amended and Restated 2010 Equity Incentive Plan on the terms and conditions set forth in the Proxy Statement, as an exception to ASX Listing Rule 7.1 12. 11.To approve the Company’s Amended and Restated 2010 Equity Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code; and 9. To approve the issuance of equity securities up to 10% of the issued capital of the company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set forth in the Proxy Statement; The Board of Directors recommends a vote FOR the re-election of directors named in Proposal 1 and FOR Proposals 2 through 12, excluding Brian H. Dovey (with respect to Proposal 3), Anne Keating (with respect to Proposal 4), Gordon E. Nye (with respect to Proposal 5), James J. Schiro (with respect to Proposal 6), Robert Thomas (with respect to Proposal 7), and Robert B. Stockman (with respect to Proposals 8 and 9), who abstain from making a recommendation with respect to the Proposals in parenthesis after their names due to their personal interest in those Proposals.